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                                                                 EXHIBIT 10.2

                                      LEASE

     THIS LEASE, made as of the 18th day of September, 1998, by and between AIRTECH PARKWAY ASSOCIATES, LLC, an Indiana limited liability company (the "Landlord"), and BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation (the "Tenant");

                                   WITNESSETH:

     1. LEASED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, a certain building to be constructed by Landlord (the "Building") that will be located generally at Lot 1 on Airtech Parkway in Airtech Park (the "Park"), Indianapolis, Indiana, together with: (a) the parcel of real estate upon which the Building will be constructed (the "Parcel"); and
(b) the related improvements to be constructed on the Parcel and used in connection with the Building (the "Improvements"). For purposes of this Lease, the Building shall be deemed to contain approximately 495,740 square feet of gross leasable area (the "Gross Leasable Area"),100,500 square feet of which shall be office space (the "Office Space"), and the remainder of which shall be distribution/warehouse space (the "Warehouse Space"). Tenant shall have the right, in common with Landlord, to the non-exclusive use of the common easements and facilities in the Park that benefit the Parcel, subject to the terms and conditions of any recorded declaration of covenants and restrictions applicable to the Park (the "Declaration"). The Parcel and the Park are depicted on Exhibit A-1 attached hereto, the Parcel more particularly is described on Exhibit A-2 attached hereto, and the Building generally is depicted on the site plan described on Exhibit A-3 attached hereto. The Building, the Parcel and the Improvements, collectively, are the "Leased Premises".

     2. LEASE TERM AND HOLDING OVER. Subject to Subsection 6(f) hereof, the initial term of this Lease (the "Initial Lease Term") shall be for a period commencing on the later of: (a) 15 days after the Substantial Completion Date; or (b) January 1, 2000 (the "Commencement Date"); and ending on the date that is 20 years after the first day of the first calendar month following the Commencement Date (the "Expiration Date"). So long as Tenant is not in default hereunder, Tenant shall have the option to extend the term of this Lease for four consecutive periods of five years (the "Extension Term(s)"); provided that, if Tenant exercises its option to expand in accordance with the attached Exhibit J, and the terms and conditions of Exhibit J require that Tenant have the right to extend the term of this Lease for a fifth Extension Term, then, subject to the terms and conditions of Exhibit J, Tenant shall have the option to extend the term of this Lease for a fifth Extension Term. Tenant shall exercise its option to extend the term of this Lease by providing written notice to Landlord at least one year prior to the expiration of the Initial Lease Term or the applicable Extension Term, as the case may be (the "Extension Date"). If Tenant fails to exercise its option to extend the Initial Lease Term or the applicable Extension Term, as the case may be, on or before the Extension Date, then the option of Tenant to extend the term of this Lease automatically shall terminate, and have no further force or effect, without further notice from Landlord. If Tenant holds over and remains in possession of the Leased Premises after the


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expiration of the Lease Term (as defined below), and if Rent is paid by Tenant and accepted by Landlord, then such holding over and continued possession shall create a tenancy from month to month upon and subject to the same terms and conditions of this Lease in effect when the Lease Term expires, except for the length of the term of this Lease. At any time, either party may terminate such tenancy from month to month upon 30 days written notice delivered to the other party in accordance with Section 25. If Tenant holds over and remains in possession of the Leased Premises after the expiration of the Lease Term without the consent of Landlord, then Tenant shall: (a) pay to Landlord for each day of such possession 125% of all the Base Rent (as defined in Section 3) in effect when expiration or termination occurs, computed on a daily basis; and (b) indemnify and hold harmless Landlord from and against any and all claims, judgments, liabilities, losses, costs, and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with, such possession. The Initial Lease Term and the Extension Terms, collectively, are the "Lease Term."


     3. RENT. Tenant shall pay to Landlord minimum rent (the "Base Rent") for the Leased Premises during the Lease Term in accordance with the terms and conditions of Exhibit B, attached hereto (the "Rent Schedule"). Base Rent shall be payable in advance on or before the first day of each full and partial calendar month during the Lease Term; provided that: (a) if the Lease Term commences or expires on a date other than on the first day or last day of a calendar month, respectively, then the Base Rent payable for each such partial calendar month shall be an amount equal to: (i) the Base Rent otherwise then in effect; divided by (ii) the number of days in the full calendar month during which the Lease Term commences or expires, respectively; and multiplied by (iii) the number of days in the partial calendar month after and including the Commencement Date or before and including the Expiration Date, respectively; and
(b) the Base Rent for any partial calendar month at the commencement of the Lease Term shall be payable on or before the first day of the first full calendar month during the Lease Term. In addition to the payment of Base Rent, Tenant shall pay to Landlord as additional rent (the "Additional Rent") all other sums of money and charges required to be paid by Tenant to Landlord under this Lease, regardless of whether the same are designated as Additional Rent. Base Rent and Additional Rent, collectively, are "Rent". All Rent shall be paid without relief from valuation and appraisement laws, and shall be payable without offset for any amount due or claimed to be due from Landlord to Tenant, except as expressly provided in this Lease.

     4. PAST DUE PAYMENTS. If any Rent shall become overdue for a period in excess of five days, then Tenant shall pay to Landlord on demand interest on the unpaid Rent from the date due to the date of payment at the rate of 1.5% per month. Amounts recoverable from Tenant pursuant to this Section shall be in addition to, and not in lieu of, any other right or remedy that Landlord may have hereunder, at law, or in equity.

     5. PLACE OF PAYMENTS. All payments of Rent required to be made, and all statements required to be rendered, by Tenant to Landlord shall be delivered to


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Landlord at its address set forth in Section 25, or to such other address as
Landlord specifies to Tenant in accordance with Section 25.

                  6.       PREPARATION OF LEASED PREMISES.

                  (a) Landlord's Work. Landlord shall construct the Building and the Improvements, and landscape the Parcel (the "Landlord's Work"), pursuant to the construction schedule attached hereto as Exhibit C (the "Construction Schedule"), and in accordance with the plans and specifications attached hereto as Exhibit D-1 (the "Construction Plans"). Landlord represents and warrants that, upon substantial completion of the Building and Improvements, the Building and Improvements shall comply with all laws, statutes, ordinances, and governmental rules, regulations, guidelines, orders, and decrees now or hereafter affecting or relating to the Leased Premises or the use thereof (the "Applicable Laws"); except for Applicable Laws that are applicable because of: (i) a special or unusual use of the Leased Premises; or (ii) alterations or additions made by Tenant to the Leased Premises. Landlord shall cooperate with efforts by Tenant to determine the permits or governmental authorizations, if any, that are necessary for the installation of Tenant's distribution/warehouse fixtures and equipment; provided that Tenant shall be responsible for obtaining all such permits and authorizations. Landlord's Work shall be performed under a timely recorded no-lien construction contract, which, by a separate document, shall be collaterally assigned to Tenant to secure the obligation of Landlord to complete Landlord's Work. All change orders with respect to Landlord's Work shall be requested, implemented, and paid for in accordance with the terms and conditions of Exhibit D-4, attached hereto. Landlord shall obtain all permits and governmental authorizations necessary for the completion of Landlord's Work.

                  (b) Tenant Finish Work. As part of Landlord's Work, Landlord shall complete the Tenant Finish Work (as defined in Exhibit D-2 attached hereto) in accordance with specifications and final selections to be: (i) prepared by Tenant, (ii) delivered to Landlord on or before November 30, 1998; and (iii) attached hereto as Exhibit D-3 (the "Tenant Finish Selections"); provided that, if the Tenant Finish Selections are not delivered to Landlord by November 30, 1998, then:
         (i) the Scheduled Completion Date shall be extended by a period equal to the number of days after November 30, 1998, that it takes Tenant to deliver the Tenant Finish Selections to Landlord; and (ii) the obligation of Tenant to pay Rent shall commence on the Commencement Date, notwithstanding anything to the contrary set forth therein. The cost of the Tenant Finish Work shall be paid as provided in Exhibit D-2. All change orders with respect to the Tenant Finish Work shall be requested, implemented, and paid for in accordance with the terms and conditions of Exhibit D-4.



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                  (c) Substantial Completion. The Building and the Improvements
         shall be deemed to be substantially completed when Landlord delivers to Tenant a copy of an architect's certificate of substantial completion indicating that the Building and the Improvements have been completed in accordance with Exhibits D-1 and D-2 (the "Substantial Completion Date"), subject to identified "punch-list" items that: (i) do not materially affect the ability of Tenant to use the Building and the Improvements for the purpose of: (A) conducting its normal business operations without material interruption or interference; or (B) completing the installation of its fixtures and equipment; and (ii) are able to be completed without materially interrupting or interfering with the conduct of Tenant's normal business operations (the "Punch-List"). Subject to Subsection 6(b), Landlord shall substantially complete the Buildings and the Improvements on or before December 15, 1999 (the "Scheduled Completion Date").

                  (d) Completion Requirements. Notwithstanding anything to the contrary set forth herein, the Buildings and the Improvements shall not be deemed to be substantially completed until: (i) there are no mechanics liens or claims or other similar liens or claims on or against the Leased Premises with respect to the performance of Landlord's Work, except for such liens and claims that are able to be brought to a successful conclusion by the lienor or claimant without materially interrupting or interfering with the conduct of Tenant's normal business operations; (ii) the certificate of occupancy with respect to the Leased Premises has been issued, or all requirements for the issuance of the certificate of occupancy with respect to the Leased Premises have been satisfied, and all other permits and governmental authorizations have been issued with respect to the Building, the Improvements, and the Park as required so that Tenant is able to conduct its normal business operations without material interference or interruption; (iii) the road providing access from Stafford Road to the Parcel, as shown on the site plan described on Exhibit A-3, has been paved; provided that if, in Landlord's reasonable determination, the weather will not permit completed paving, then such access road shall be deemed to be substantially completed when the base coat of pavement has been applied, and, in such event, the final coat of pavement shall be applied, and such access road shall be completed, at such time as Landlord reasonably determines that the weather permits the completion of such access road; (iv) all parking lots that are part of Landlord's Work have been paved and striped; provided that if, in Landlord's reasonable determination, the weather will not permit paving and striping of such parking lots, then such parking lots shall be deemed to be substantially completed when the base coat of pavement has been applied and striped, and, in such event, the final coat of pavement shall be applied, and such parking lots shall be completed and striped, at such time as Landlord reasonably determines that the weather permits the completion and striping of such parking lots; and (v) at least 15 days have passed since

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         Landlord gave Tenant access to the Warehouse Space for the purpose of installing Tenant's distribution/warehouse fixtures and equipment.

                  (e) Tenant Access. Landlord shall give Tenant access to the Warehouse Space for the purpose of installing Tenant's distribution/warehouse fixtures and equipment as soon as possible after the date hereof, consistent with the completion of the Warehouse Space; provided that Tenant shall coordinate the installation of such fixtures and equipment so that such installation does not interfere with the performance of Landlord's Work. On the Substantial Completion Date, Tenant may have full occupancy of the Leased Premises, subject to all of the terms and conditions of this Lease other than the payment of Rent.

                  (f) Non-Completion. Subject to Subsection 6(c), if the Tenant Finish Selections are delivered to Landlord by November 30, 1998, and the Buildings and Improvements are not substantially completed on or before the Scheduled Completion Date, then: (i) the Commencement Date shall be delayed until the date that is 15 days after the date on which the Buildings and the Improvements are substantially completed; and
         (ii) the Expiration Date shall be extended to the last day of that calendar month during which the twentieth anniversary of the Commencement Date occurs.

                  (g) Tenant's Work. Tenant shall be responsible for all other work necessary to prepare the Leased Premises for occupancy by Tenant that is not included expressly as Landlord's Work on Exhibit D or in
         Section 12. Upon substantial completion of the Building and the Improvements, Tenant may have occupancy of the Leased Premises, subject to continued presence of Landlord on the Leased Premises to correct "punch-list" items and defects in Landlord's Work. Such occupancy of the Leased Premises shall be subject to all of the terms and conditions of this Lease, except that payment of Base Rent shall commence on the Commencement Date. Tenant shall coordinate any work it performs to prepare the Leased Premises with the correction by Landlord of "punch-list" items and defects in Landlord's Work.

                  (h) Construction Meetings. Commencing on the first full week after the week in which Landlord commences Landlord's Work, and continuing each week thereafter until Landlord's Work is completed, a representative of Landlord and Tenant and the Inspecting Architect shall attend construction meetings at a mutually acceptable location during general business hours, for the purposes of discussing the progress of Landlord's Work in accordance with the Construction Schedule.

                  (i) Copies of Drawings. Upon reasonable written notice, Landlord shall make the Construction Plans, including all drawings,



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         available to Tenant or Tenant's Inspecting Architect (as defined in
         Subsection 7(a)). Upon completion of Landlord's Work, including completion of all Punch List items, Landlord shall provide to Tenant hard copies of as-built drawings of Landlord's Work, together with a set of such drawings in a reasonably acceptable CAD format.

                  (j) Selection of Arbitrator. Within 15 days after the date hereof, Landlord and Tenant jointly shall agree on a party to resolve any disputes (the "Construction Dispute Arbitrator") with respect to:
         (i) defects in Landlord's Work; (ii) deviations of Landlord's Work from the Construction Plans; (iii) substantial completion; or (iv) the Punch-List or items to be included in, or excluded from, the Punch-List (the "Construction Dispute"). The Construction Dispute Arbitrator must:
         (i) be a qualified, independent expert on construction of projects similar to the one contemplated by this Lease; (ii) not have worked for either Landlord or Tenant, or the affiliates of either, within last five years; and (iii) have at least ten years of experience as an arbitrator of construction disputes.

                  (k) Construction Disputes. If there is any Construction Dispute, then Landlord and Tenant shall endeavor diligently to resolve the Construction Dispute within ten days after Landlord or Tenant, as the case may be, gives notice to the other party of the Construction Dispute; provided that, if Landlord and Tenant are unable to resolve the Construction Dispute within such ten day period, then, within two days after the expiration of such period, Landlord and Tenant shall present to the Construction Dispute Arbitrator any existing materials and information with respect to the Construction Dispute. Within three days after receipt of any such materials and information, the Construction Dispute Arbitrator shall determine the resolution of the Construction Dispute, which resolution shall be binding upon Landlord, Tenant, the general contractor, and the Inspecting Architect.

                  (l) Completion Delays. On or before November 30, 1998, Tenant shall deliver to Landlord a written list of those components of the Office Space that are required for the Warehouse Space to be sufficiently completed so that the Warehouse Space can be used for the normal business operations of Tenant. Notwithstanding anything to the contrary set forth herein, if: (i) the date on which: (A) the Warehouse Space is completed, so that the Warehouse Space satisfies the requirements of Subsection 6(c), clauses (i) and (iii) of Subsection 6(d), and clause (iv) of Subsection 6(d), to the extent that the parking lots are required so that the Warehouse Space can be used for the normal business operations of Tenant; (B) the Office Space is sufficiently completed so that the Warehouse Space can be used for the normal business operations of Tenant (the "Warehouse Completion Date"); and (C) Applicable Laws permit the occupancy by Tenant of the Warehouse Space, such limited

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         use by Tenant of Office Space, and the use of the Warehouse Space for
         the normal business operations of Tenant; is delayed until after the date that is 15 days after the Scheduled Completion Date; (ii) the delay in the Warehouse Completion Date (the "Warehouse Completion Delay") results from any cause other than: (A) an act or omission of Tenant; (B) an Event of Force Majeure (as defined in Subsection 26(g)); or (C) a Casualty (as defined in Subsection 17(a)) with respect to which the Insurance Proceeds (as defined in Subsection 17(a)) payable to Landlord exceed all amounts payable to the mortgage lender or lien holder under, or with respect to, the Mortgage Lien (as defined in Section 22) (the "Complete Destruction"); and (iii) Tenant is not in default hereunder; then, for each day of delay from and including the date 16 days after the Scheduled Completion Date to and including the day before the Warehouse Completion Date, Landlord shall pay to Tenant $10,000 as delay damages (the "Delay Payment"); provided that: (i) the Delay Payment shall be the sole and exclusive remedy of Tenant with respect to a Warehouse Completion Delay, unless the Warehouse Completion Delay extends until after the date that is nine months after the Scheduled Completion Date (the "Outside Completion Date") due to any cause other than: (A) an act or omission of Tenant; or (B) a Complete Destruction; and (ii) the maximum amount of the Delay Payment shall not exceed $500,000, notwithstanding the length of the Warehouse Completion Delay. If: (i) the Warehouse Completion Date is delayed until after the Outside Completion Date; (ii) the Warehouse Completion Delay results from any cause other than: (A) an act or omission of Tenant; or (B) a Complete Destruction; and (iii) Tenant is not in default hereunder; then, in addition to requiring Landlord to pay the Delay Payment, Tenant may terminate this Lease; provided that the Delay Payment and termination of this Lease shall be the sole and exclusive remedies of Tenant with respect to a Warehouse Completion Delay that extends until after the Outside Completion Date. If: (i) a Complete Destruction occurs prior to substantial completion of the Building and Improvements; and (ii) as a result of the Complete Destruction, the Building and Improvements cannot be substantially completed until after the Outside Completion Date; then, notwithstanding anything herein to the contrary, Tenant may elect either to: (i) terminate this Lease; or
         (ii) require Landlord to substantially complete the Building and Improvements; provided that the right of Tenant to require Landlord to substantially complete the Building and Improvements is contingent upon: (A) there being no material reduction in the creditworthiness of Tenant at the time of the Complete Destruction from the creditworthiness of Tenant on the date hereof; and (B) there being no material increase in the construction and financing costs with respect to substantial completion of the Building and Improvements by Landlord. If Tenant elects to require Landlord to substantially complete the Building and Improvements in accordance with the terms and conditions of this Subsection, then the Outside Completion Date and the other applicable dates set forth in this Section 6 for the


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         performance of Landlord's Work shall be extended in accordance with the terms and conditions of Subsection 26(g) hereof.

                  7.       TENANT INSPECTIONS.

                  (a) Completed Work Inspections. Upon receipt by Tenant of a written request from Landlord for the inspection of a completed or substantially completed and specified portion of Landlord's Work (the "Inspection Request"), and within such period of at least five days as is specified in the Inspection Request (the "Inspection Period"), Tenant and/or an architect chosen by Tenant, at its expense, for purposes of inspecting Landlord's Work (the "Inspecting Architect") shall conduct with Landlord and/or the general contractor an inspection (the "Completed Work Inspection") of such completed or substantially completed and specified portion of Landlord's Work (the "Completed Landlord's Work"). If neither Tenant nor the Inspecting Architect conducts a Completed Work Inspection within the Inspection Period, then the Completed Landlord's Work shall be deemed to be accepted by Tenant.

                  (b) List of Defects. In conjunction with each Completed Work Inspection, including the final Completed Work Inspection (the "Final Work Inspection"), Landlord and/or the general contractor and Tenant and/or the Inspecting Architect jointly shall prepare a list of items or components of the Completed Landlord's Work that: (i) are materially defective or deviate materially from the Construction Plans; (ii) have not been performed in a good and workmanlike manner; or (iii) have not been performed materially in accordance with the terms and conditions of this Lease (the "List of Defects"), and Landlord shall correct, or cause to be corrected, the items or components on the List of Defects as soon as reasonably is practicable; provided that Landlord shall have no obligation to correct, or cause to be corrected, any defective or deviating items or components expressly accepted by Tenant on a List of Defects. Subject to Subsection 7(e) and Section 10, each portion of the Completed Landlord's Work that is not included on the List of Defects prepared in conjunction with the Completed Work Inspection of such item or component of Landlord's Work shall be deemed to be accepted by Tenant, other than items or components that become defective or deviating after acceptance of such items or components by Tenant, unless such defect or deviation is a result of actions or omissions of Tenant or its employees, agents, contractors, invitees or licensees.

                  (c) Voluntary Inspections. Upon reasonable written notice delivered to Landlord, Tenant and/or the Inspecting Architect may perform such additional inspections of Landlord's Work as Tenant and/or the Inspecting Architect reasonably deem to be necessary or appropriate (the "Voluntary Inspections"); provided that: (i) Tenant and/or the Inspecting


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         Architect shall specify the portion of Landlord's Work to be inspected;
         (ii) Tenant and/or the Inspecting Architect shall comply with all health and safety rules of which Tenant has been informed that have been established by Landlord and/or the general contractor for personnel present on the Premises; and (iii) Tenant and/or the Inspecting Architect shall coordinate the inspections so that the inspections do not interfere with the performance of Landlord's Work. Landlord reserves the right to accompany, and/or to have the general contractor accompany, Tenant and/or the Inspecting Architect during any inspection of Landlord's Work. In conjunction with any Voluntary Inspection, Tenant shall notify Landlord of any item or component of Landlord's Work that: (i) is materially defective or deviates materially from the Construction Plans; (ii) has not been performed in a good and workmanlike manner; or (iii) has not been performed materially in accordance with the terms and conditions of this Lease; and Landlord shall correct, or cause to be corrected, such items or components as soon as reasonably is practicable; provided that, subject to Subsection 7(e) and Section 10, Landlord shall have no obligation to correct, or cause to be corrected, any defective or deviating items or components previously accepted by Tenant, other than items or components that become defective or deviating after acceptance of such items or components by Tenant, unless such defect or deviation is a result of actions or omissions of Tenant or its employees, agents, contractors, invitees or licensees.

                  (d) Punch-List Preparation. Upon receipt by Tenant of an Inspection Request from Landlord for a Final Work Inspection, and within the Inspection Period: (i) Tenant and/or the Inspecting Architect shall conduct with the Landlord and the general contractor the Final Work Inspection; and (ii) the Inspecting Architect and the general contractor jointly shall prepare the Punch-List. Completion of the Punch-List shall not be a condition of substantial completion of the Building and Improvements; provided that, the Building and Improvements shall not be deemed to be substantially complete if the Punch-List includes items that: (i) materially affect the ability of Tenant to use the Building and the Improvements for the purpose of: (A) conducting its normal business operations without material interruption or interference; or (B) completing the installation of its fixtures and equipment; and (ii) are not able to be completed without materially interrupting or interfering with the conduct of Tenant's normal business operations. Any dispute with respect to the Punch-List, or items included in or excluded from the Punch-List, shall be resolved in accordance with Subsection 6(k).

                  (e) Tenant Acceptance. Notwithstanding anything to the contrary set forth herein, no acceptance, or deemed acceptance, by Tenant pursuant to this Section shall: (i) be applicable with respect to any Latent Defects; or (ii) relieve Landlord of any of its warranty obligations



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         under Section 10. Deemed acceptance by Tenant of a portion of
         Landlord's Work shall mean that, subject to Section 10: (i) the items and components of such portion of Landlord's Work were installed or constructed materially in accordance with the Construction Plans and the terms and conditions of this Lease, to the extent that the same can be discovered during a reasonably diligent inspection of the Leased Premises; (ii) the fit, color, and finish of the items and components of such portion of Landlord's Work are acceptable to Tenant or were selected by Tenant; and (iii) items and components actually installed with respect to such portion of Landlord's Work are the items and components specified in the Construction Plans to be installed with respect to such portion of Landlord's Work. Deemed acceptance by Tenant of a portion of Landlord's Work shall not mean that Tenant has any responsibility for, or has relieved Landlord, the general contractor, or any other subcontractors from its or their responsibility for: (i) compliance with the Applicable Laws pursuant to the terms and conditions of this Lease; or (ii) any warranty obligations.

                  8.       TAXES AND ASSESSMENTS.

                  (a) Payment of Real Estate Taxes. Tenant shall pay and discharge when due all real estate taxes and assessments (the "Real Estate Taxes") levied during the Lease Term on, against, or with respect to the Leased Premises. Within 20 days after any installment or payment of such Real Estate Taxes is due, Tenant shall deliver to Landlord satisfactory evidence that the installment or payment has been paid and discharged in full. If the Lease Term commences or expires on a date other than the first day or the last day of a calendar year, respectively, then: (i) Tenant shall pay and discharge so much of the Real Estate Taxes levied with respect to such calendar year in which the Lease Term commences or expires as shall be allocable to Tenant by proration (based upon the number of days in such calendar year after and including the Commencement Date or before and including the expiration date, respectively); and (ii) Landlord shall pay and discharge the remainder of the Real Estate Taxes levied with respect to such calendar year in which the Lease Term commences or expires. All installments and payments of Real Estate Taxes that are the obligation of Tenant hereunder shall be deemed to be Rent, even though such installments and payments are made to the public or quasi-public bodies that levy, charge, or impose Real Estate Taxes. Landlord shall pay and discharge when due all Real Estate Taxes levied prior to the Lease Term on, against, or with respect to the Leased Premises, and first due and payable before or during the Lease Term. Within 20 days after any installment or payment of such Real Estate Taxes is due during the Lease Term, Landlord shall deliver to Tenant satisfactory evidence that the installment or payment has been paid and discharged in full. Landlord shall: (i) cause the Leased Premises


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
         to be established as a separate parcel for the purpose of the assessment of Real Estate Taxes; and (ii) cause to be sent directly to Tenant the bills, statements, and invoices for, or with respect to, Real Estate Taxes levied during the Lease Term on, against, or with respect to the Leased Premises.

                  (b) Exclusions from Real Estate Taxes. Real Estate Taxes shall include any tax, levy, or other charge on, against, or with respect to Landlord's interest hereunder or on, against, or with respect to ownership interests in the Leased Premises. Real Estate Taxes shall not include: (i) general gross receipts taxes; (ii) franchise taxes; or
         (iii) income taxes. Notwithstanding anything to the contrary set forth herein, if any governmental authority imposes a general gross receipts tax, a franchise tax, an income tax, or a tax on rents, any or all or which are adopted or enacted, as evidenced by the provisions of the Applicable Laws or the legislative history, in substitution for a real estate tax or assessment levied on, against, or with respect to: (i) Landlord's interest hereunder; or (ii) ownership interests in the Leased Premises; then such taxes, levies, or other charges (the "Substitute Tax(es)") shall be deemed to constitute Real Estate Taxes hereunder. If a Substitute Tax is enacted, then Tenant shall pay all Real Estate Taxes remaining in effect, notwithstanding the enactment of the Substitute Tax, plus all Substitute Taxes; provided that: (i) the aggregate amount of: (A) the Real Estate Taxes payable by Tenant during any year; plus (B) the Substitute Taxes payable by Tenant during that year; shall not exceed the amount of the Real Estate Taxes payable by Tenant during the year before the Substitute Tax first is payable by Tenant (the "Tax Payment Base"); and (ii) the Tax Payment Base shall be increased annually, on a compounded basis, by the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. Cities Average, All Items (Base Year 1982-84=100), from the prior year. The obligations of Tenant hereunder with respect to the payment of Real Estate Taxes levied during the final calendar year of the Lease Term shall survive the termination of this Lease.

                  (c) Other Taxes and Assessments. Tenant shall pay and discharge, as and when assessed, all taxes, levies, and charges imposed on, against, or with respect to: (i) the conduct of its business operations in, on, or from the Leased Premises; and (ii) its trade fixtures, equipment, inventory and other personal property in, on or about the Leased Premises. Tenant also shall pay and discharge, as and when assessed, all Contribution Payments (including, without limitation, Common Access Way Expenses, Common Utility Expenses, Common Drainage and Irrigation Systems Expenses, Pylon Sign Expenses, Common Security Costs, Common Capital Construction Costs, and Individual Capital Construction Costs) (all as defined in the Declaration) levied or assessed during the Lease Term on, against or with respect to, the Leased

         Premises pursuant to the Declaration (the "Park Assessments"), and Tenant shall pay all late charges, interest and costs of collection under the Declaration if any installment or payment of Park Assessments is not paid or discharged by Tenant when required hereunder. Within 20 days after any installment or payment of such Park Assessments is due, Tenant shall deliver to Landlord satisfactory evidence that the installment or payment required to be made by Tenant has been paid and discharged in full. If the Lease Term commences or expires on a date other than the first day or the last day of a calendar year, respectively, then: (i) Tenant shall pay so much of the Park Assessments levied or assessed with respect to such calendar year in which the Lease Term commences or expires as shall be allocable to Tenant by proration (based upon the number of days in such calendar year after and including the Commencement Date or before and including the expiration date, respectively); and (ii) Landlord shall pay and discharge the remainder of the Park Assessments levied or assessed with respect to such calendar year in which the Lease Term commences or expires. All installments and payments of Park Assessments that are the obligation of Tenant hereunder shall be deemed to be Rent, even though such installments and payments are made to a third party. The obligations of Tenant hereunder with respect to the payment of such Park Assessments levied during the final calendar year of the Lease Term shall survive the termination of this Lease. Landlord shall pay and discharge all Park Assessments levied prior to the Lease Term and first due and payable prior to or during the Lease Term (the "Prior Park Assessments"), and Landlord shall pay all late charges, interest and costs of collection under the Declaration if any installment or payment of Prior Park Assessments is not paid or discharged when required. Within 20 days after any installment or payment of Prior Park Assessments is due, Landlord shall deliver to Tenant satisfactory evidence that such installment or payment has been paid and discharged. Notwithstanding anything to the contrary set forth herein, the maximum amount of the Park Assessments payable by Tenant shall be limited in accordance with Exhibit K, attached hereto (the "Assessment Limit Amount"), and Landlord shall pay and discharge any Park Assessments in excess of the Assessment Limit Amount.

                  (d) Contesting Real Estate Taxes. Tenant shall have the right to contest, in the manner prescribed by law and otherwise in a reasonable and diligent manner, the calculation of Real Estate Taxes levied on, against or with respect to the Leased Premises or the valuation of the Leased Premises for purposes of calculating such Real Estate Taxes, at Tenant's cost and expense, if: (i) Tenant determines in good faith that such Real Estate Taxes have been incorrectly calculated or the Leased Premises has been overvalued for purposes of calculating such Real Estate Taxes (the "Tax Dispute"); (ii) Tenant delivers to Landlord a written notice describing the Tax Dispute and the proposed contest with particularity; and (iii) if such contest is to be made during the last two years of the Initial Lease Term or an Extension Term, as the case may be, Landlord does not object to the proposed contest within ten days after receipt of such notice, which objection shall be made only on a reasonable basis. Pending resolution of the Tax Dispute, Tenant shall pay the amount of the Real Estate Taxes levied on, against or with respect to the Leased Premises as may be required by the Applicable Laws; provided that, if the Applicable Laws do not require Tenant to pay the full amount of such Real Estate Taxes pending resolution of the Tax Dispute, then, after resolution of the Tax Dispute, Tenant shall pay any unpaid amount of such Real Estate Taxes. If any settlement will result, or reasonably is anticipated by Landlord to result, in increased Real Estate Taxes at any time, then Tenant shall not agree to the settlement of a Tax Dispute without Landlord's prior written consent, which consent shall not be withheld unreasonably. Notwithstanding anything to the contrary set forth herein, Tenant shall have the right to make a claim for a refund of Real Estate Taxes at any time, including after the expiration or earlier termination of this Lease, if Tenant determines that it has overpaid Real Estate Taxes. Until such time as the first installment of Real Estate Taxes is due and payable following the first reassessment of the Leased Premises after resolution of a contest commenced or conducted by Tenant, Tenant shall indemnify and hold harmless Landlord from and against any and all increases in Real Estate Taxes that result from a contest commenced or conducted by Tenant, together with all reasonable attorneys' fees and court costs associated therewith.

                  9. USE OF LEASED PREMISES. The Leased Premises shall be occupied and used solely as a facility for distribution/warehouse, light assembly, and general office purposes, and for any other purpose permitted under zoning classification "I-2", and for no other uses. Tenant shall have no right to change the zoning classification applicable to the Leased Premises or to obtain variances from such classification or the requirements thereof; provided that Tenant may obtain variances from such classification or the requirements thereof: (a) with respect to use of the Leased Premises, if such variances are necessary to permit the use of the Leased Premises for light assembly; and/or
(b) with respect to development standards for the Leased Premises, if such variances are necessary to make alterations or additions permitted to be made hereunder. Tenant covenants and agrees that:

                  (a) Tenant shall not permit any waste, damage or nuisance in, on or about the Leased Premises, or use or permit the use of the Leased Premises for any unlawful purpose or in any manner that materially violates the terms and conditions of the Declaration, all subject to the Assessment Limit Amount;

                  (b) Tenant shall conduct its business and keep the Leased Premises in a safe, clean and sightly condition that complies with all rules, regulations and guidelines of the health, fire, building, environmental and other governmental agencies having jurisdiction over Tenant's business operations and/or the Leased Premises, and Tenant shall comply with all Applicable Laws;

                  (c) Tenant shall not dump, or otherwise dispose of, any chemicals, metals, garbage, trash or other industrial by-products or incidentals to Tenant's business in, on or about the Leased Premises, and Tenant shall use only waste removal facilities on the Leased Premises that are appropriate, leakproof and fireproof;

                  (d) Tenant shall comply with the terms and conditions of the Declaration, use commercially reasonable efforts to cause its agents and employees to comply with the terms and conditions of the Declaration, and use reasonable efforts to cause its customers, invitees, licensees and concessionaires to comply with the terms and conditions of the Declaration, all subject to the Assessment Limit Amount; and

                  (e) Tenant shall not: (i) use the Leased Premises for the treatment or disposal of any wastes, materials or substances that are hazardous, toxic or radioactive and are, or become, regulated by any of the Applicable Laws (including, without limitation, asbestos-containing materials and electrical transformers or ballasts that contain PCB's) (the "Hazardous Substances"); or (ii) store or use any Hazardous Substance on the Leased Premises, except for such storage and usage of those types and amounts of Hazardous Substances as may be necessary for the operations permitted under this Lease; provided that Tenant shall not stockpile Hazardous Substances or otherwise store more Hazardous Substances on the Leased Premises than may be necessary to conduct the operations permitted under this Lease to be conducted with reasonable dispatch. All storage, usage and transportation of Hazardous Substances shall be conducted in compliance with all Applicable Laws, and Tenant shall take all necessary and appropriate safety precautions in connection with such storage, usage and transportation. Tenant shall not install or locate on the Leased Premises any underground storage tanks (the "UST's"). Tenant agrees to indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold harmless Landlord and any party affiliated with Landlord from and against any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with: (i) any storage or usage of any Hazardous Substances by Tenant (or its employees, agents, contractors, invitees or licensees) in, on or about the Leased Premises; or (ii) any transportation of any Hazardous Substances to or from the Leased Premises by Tenant (or its employees, agents, contractors, invitees or licensees), whether or not such storage, usage or transportation constitutes a failure of Tenant to observe or perform fully its obligations under this Subsection or to comply with or observe fully the limitations and restrictions under this Subsection. The claims, judgments, liabilities, losses, costs and expenses from and against which Tenant has agreed to indemnify, defend, protect and hold harmless Landlord and any party affiliated with Landlord under this Subsection shall, to the extent covered by the preceding indemnity, include the following: (i) any obligation or liability of Tenant or Landlord under any of the Applicable Laws to remove any Hazardous Substance or contaminated soil or groundwater from the Leased Premises, "clean up" any contamination of the soil or the groundwater in, on or under the Leased Premises, or perform any remediation of or for the Leased Premises; (ii) all charges, fines or penalties imposed by governmental authority or under any of the Applicable Laws governing Hazardous Substances; (iii) any excess of the fair market value of the Leased Premises without contamination by Hazardous Substances over the fair market value of the Leased Premises as so contaminated; and (iv) all claims by, and liabilities to, any third party. The obligations of Tenant under this Subsection shall survive the expiration or earlier termination of this Lease.

Tenant shall have the right to contest, in the manner prescribed by the Applicable Laws, and otherwise in a reasonable and diligent manner, any allegation by a governmental entity that there exists a violation of any of the Applicable Laws, if such alleged violation exists as a result of actions or omissions of Tenant or its employees, agents, contractors, invitees or licensees (the "Alleged Violation"), and if: (a) Tenant determines in good faith that no violation exists or that the Applicable Law is inapplicable; and (b) Tenant delivers to Landlord a written notice describing the Alleged Violation with particularity; provided that: (a) such contest postpones the enforcement of the Applicable Law that is the subject of the Alleged Violation until the contest is completed, postpones any action against Landlord with respect to the Alleged Violation until the contest is completed, and postpones the imposition of any charges, fines or penalties until the contest is completed; (b) such contest shall not result in the imposition of additional charges, fines or penalties if the contest is unsuccessful; and (c) the Leased Premises shall not deteriorate or decline in value as a result of, or in connection with, the contest and the failure to correct the Alleged Violation. Tenant shall not agree to any settlement of an Alleged Violation without the prior written consent of Landlord, which consent shall not be withheld unreasonably. Tenant shall indemnify and hold harmless Landlord from: (a) any and all actions against Landlord with respect to any contest hereunder or any Alleged Violation that Tenant is contesting; (b) any and all charges, fines and penalties imposed upon Landlord as a consequence of any contest hereunder or any Alleged Violation that Tenant is contesting; and (c) any other claims, judgments, liabilities, losses, costs and expenses arising from, or incurred in connection with, any contest hereunder or any Alleged Violation that Tenant is contesting (including, without limitation, reasonable attorneys' fees and court costs).

              10.      LANDLORD WARRANTIES.

                  (a) Acceptance Letter. On the Commencement Date, Tenant shall execute and deliver to Landlord a certificate, in the form attached hereto as Exhibit E (the "Acceptance Letter"), stating that Tenant has accepted the Leased Premises, subject to the Punch-List, and subject to: (i) latent defects (the "Latent Defects") that: (A) could not be discovered during a reasonably diligent inspection of the Leased Premises, including, without limitation, latent defects in items or components of Landlord's Work that could not be discovered due to the inability of Tenant to perform a reasonably diligent inspection or complete test of such items or components because: (1) the season in which the Substantial Completion Date occurs is incompatible with an inspection or test of such items or components; or (2) the load bearing capabilities of such items or components cannot be tested before the Commencement Date; and (B) subsequently are discovered and identified with particularity in a written notice delivered to Landlord within one year after the Commencement Date (the "Warranty Period"); and (ii) items or components of Landlord's Work that become defective or require repair or replacement and are identified with particularity in a written notice delivered to Landlord during the Warranty Period (the "Warranty Items"); provided that neither: (A) items or components that Tenant is required to repair or replace as part of the Preventative Maintenance (as defined in Section 13 of this Lease); nor (B) items or components of Landlord's Work that become defective or require repair or replacement as a result of actions or omissions of Tenant or its employees, agents, contractors, invitees, or licensees; shall be Warranty Items. Notwithstanding anything to the contrary set forth herein, the Warranty Period for identifying Latent Defects and Warranty Items with respect to the foundation, floor structure, exterior walls, structural steel, roof, and other structural parts shall be four years after the Commencement Date. The Acceptance Letter shall confirm the square footage of the Building for purposes of the Declaration and for purposes of calculating Base Rent for the Extension Terms.

                  (b) Correction Obligations. Landlord promptly shall correct the Punch-List items within 60 days after receipt of the Acceptance Letter with respect thereto, and Landlord promptly shall correct any Latent Defects and Warranty Items within 120 days after receipt of the written notice thereof. If Landlord fails to correct a Punch-List item, Latent Defect, or Warranty Item within the period specified under this Section, then Tenant shall have the right to correct such Punch-List item, Latent Defect, or Warranty Item, and Landlord shall reimburse Tenant on demand for the reasonable costs and expenses of such correction; provided that, if Landlord fails to reimburse Tenant on demand for the reasonable costs and expenses of such correction, then the terms and conditions of Section 20 shall apply. Landlord shall attach to the Acceptance Letter a list of all warranties that: (i) are extended to Landlord by manufacturers, suppliers or subcontractors in connection with the completion of Landlord's Work;

         and (ii) cover the foundation, exterior walls and those other parts of the Leased Premises that Tenant is obligated to maintain under Section 13 (the "Contractor Warranties"); and, upon the expiration of the Warranty Period, Landlord shall assign to Tenant all of the Contractor Warranties. Landlord also shall attach to the Acceptance Letter a complete list of all manufacturers, suppliers and subcontractors that manufactured, supplied or performed any portion of Landlord's Work (the "Subcontractors"). During the Warranty Period, Landlord shall enforce, on behalf of Landlord and Tenant, all of: (i) the Contractor Warranties; (ii) the obligations of the warrantors under all of the Contractor Warranties; and (iii) any obligations of the Subcontractors to correct defects in Landlord's Work or deviations from the Construction Plans. If, for any reason other than: (i) an action or omission of Tenant or its employees, agents, contractors, invitees or licensees; or (ii) the bankruptcy, insolvency, or dissolution of the warrantor; any of the Contractor Warranties become void or unenforceable, then, during the Warranty Period, Landlord shall honor any such Contractor Warranties as though the Contractor Warranties originally had been made by Landlord. If, as a result of an action or omission of Landlord or its employees, agents, contractors, invitees, or licensees, any Contractor Warranty becomes void or unenforceable, then, during the period of such Contractor Warranty, Landlord shall honor the Contractor Warranty as though the Contractor Warranty originally had been made by Landlord.

                  11. TENANT ALTERATIONS. Tenant, at its cost and expense, may install in the Building such trade fixtures, equipment and other personal property as Tenant determines to be necessary or appropriate to conduct its business. Tenant, at its cost and expense, also may make non-structural alterations or additions to the interior of the Building if: (a) Tenant delivers to Landlord written notice describing the proposed alteration or addition with particularity, and provides to Landlord copies of any plans and specifications for the alteration, and (b) upon the expiration of the Lease Term or earlier termination of this Lease, Tenant surrenders the portion of the Leased Premises altered or improved in as good a condition as on the date that Tenant accepts the Leased Premises, except for ordinary wear and tear, or the effects of damage to, or the total or partial destruction of, the Building by fire or other casualty that Landlord is obligated to repair or replace, or for which Landlord retains the Insurance Proceeds. Tenant shall make no structural alterations, improvements or additions of or to any part of the Leased Premises, or any alterations, improvements or additions to the exterior of the Building, without the prior written consent of Landlord. All alterations and additions to the Leased Premises, except only Tenant's trade fixtures and personalty, shall become the sole property of Landlord upon the expiration of the Lease Term or earlier termination of this Lease. All exterior signs shall be subject to: (a) satisfaction of the requirements of all applicable governmental authorities; and
(b) compliance with signage standards established with respect to the Park; and installation thereof shall be the sole responsibility of Tenant. Prior to the time that Tenant makes any structural alterations or additions to the Leased Premises, Landlord and Tenant shall agree which portions of such alterations and additions shall become the property of Landlord upon surrender by Tenant of the Leased Premises and which portions of such alterations and additions shall remain the property of Tenant.

                  12. UTILITIES. As part of Landlord's Work, Landlord shall install (or cause installation of) facilities to furnish electricity, water, sewer and other services specified in Exhibit D-1 to the Building, so that such utility services are not metered commonly with any other building. Landlord represents and warrants that the voltages, amperages, volumes, capacities and amounts of electricity, water, sanitary sewer, storm sewer, and other services specified in Exhibit D-1 are adequate for use of the Building and the Improvements for Tenant's normal business operations as conducted in its current facility located at 6402 Corporate Drive, Indianapolis, Indiana, reflecting the increased size of the Leased Premises over the size of such current facility. During the Lease Term, Tenant shall pay all usage and other charges for all utility services furnished to the Leased Premises (including, without limitation, electricity, water, sewer and telephone). If any equipment installed by Tenant requires additional utility facilities, then the costs of installing such additional facilities shall be paid by Tenant.

                  13.      REPAIRS AND REPLACEMENTS.

                  (a) General Repairs. Tenant, at its cost and expense, subject to Landlord's obligation to complete or correct Punch-List items, Latent Defects, and Warranty Items, shall keep and maintain (and provide all repairs and replacements necessary to keep and maintain) the Leased Premises and every part thereof at all times in good order, condition and repair (including, without limitation: (a) all interior and exterior electrical, mechanical and utility fixtures, equipment and systems; (b) all other fixtures, equipment and systems of any nature located on the Leased Premises; (c) all interior walls, floors, floor coverings and ceilings; (d) the foundation, floor structure, exterior walls, structural steel, roof, and other structural parts of the Building; and (e) all exterior signs and all landscaped areas, driveways and parking lots). Without limiting the generality of the foregoing, Tenant shall implement: (a) a janitorial program of cleaning sufficient to keep the Leased Premises in a safe, clean and sightly condition at all times; (b) a program of grass cutting and landscape maintenance sufficient to keep all landscaped areas in a safe, clean and sanitary condition at all times; (c) a regularly scheduled program of preventive maintenance and repair of the roof, the heating, ventilation and air conditioning system, and all electrical, mechanical and utility fixtures, equipment and systems serving the Leased Premises, so that such items are in good order, condition and repair at all times; and (d) a regularly scheduled program of sealing, re-topping and striping all driveways and parking lots sufficient to keep all driveways and parking lots in a safe, clean and sanitary condition at all times (the "Preventative Maintenance"). Tenant shall not be responsible for making any repairs occasioned by any negligence, intentional act or willful misconduct of Landlord or its employees, contractors or agents, which repairs shall be made promptly by Landlord at its cost and expense. Notwithstanding anything to the contrary set forth herein, during the Warranty Period: (i) Landlord shall enforce, on behalf of Landlord and Tenant, all of the Contractor Warranties, and the obligations of the warrantors under all of the Contractor Warranties; and (ii) Tenant shall have no obligation to provide repairs or replacements that a warrantor is obligated to make under a Contractor Warranty.

                  (b) Capital Replacements. Notwithstanding anything to the contrary set forth herein, if any capital replacement becomes necessary or appropriate during the final two years of the Lease Term, as extended by any Extension Term, then Tenant shall notify Landlord, and Landlord either shall: (i) require Tenant to repair, but not replace, the item that is in need of replacement, at Tenant's cost and expense; or (ii) make the needed capital replacement, at Landlord's cost and expense; provided that, if it is: (i) impractical; (ii) impossible; or
         (iii) uneconomical, based upon a comparison of the cost to repair the item that is in need of replacement and the cost to replace such item; for Tenant to repair an item that is in need of replacement, then Landlord may not opt to require Tenant to repair such item, and Landlord shall replace such item. If Landlord makes a needed capital replacement, then: (i) the cost and expense of such capital replacement shall be amortized over the useful life of the capital replacement using an interest rate equal to the rate at which Landlord is able to borrow funds to make the capital replacement; and
         (ii) the Base Rent for the remaining Lease Term, as extended by any Extension Term for which Tenant already has exercised (or subsequently does exercise) its extension option, and the Minimum Extension Rent (as defined on Exhibit B) shall be increased to include such cost and expense, as amortized in accordance with the terms and conditions of this Subsection.

                  14.      ASSIGNMENT AND SUBLETTING.

                  (a) Requirements of Landlord's Consent. Tenant shall not assign this Lease or any interest herein, sublet the whole or any part of the Leased Premises, or permit any other party, (including, without limitation, concessionaires or licensees) to operate in, on or from, or occupy the whole or any part of, the Leased Premises, without the prior written consent of Landlord, which consent shall not be withheld or delayed unreasonably; provided that Landlord's consent shall not be required with respect to an assignment of this Lease or any interest herein to any entity that is a wholly-owned subsidiary of Brightpoint, Inc. ("BPI") or of Tenant. Any transfer of this Lease by operation of law (including, without limitation, a transfer as a result of a change of control, merger, consolidation or liquidation of Tenant) shall constitute an assignment for purposes of this Lease. Except as expressly provided in Subsection 14(b): (i) Tenant shall remain fully liable to perform all of its obligations under this Lease, notwithstanding any assignment of this Lease; and (ii) no consent by Landlord to any Tenant assignment shall release Tenant from such liability. The consent of Landlord to any assignment or subletting shall not constitute a waiver of the requirement for such consent to any subsequent assignment or subletting.

                  (b) Permitted Transfers. Consent by Landlord shall not be required with respect to: (i) the merger or consolidation of Tenant with one or more entities (the "Merger"); (ii) the sale by Tenant of all or substantially all of its assets, including this Lease, to a single entity (the "Asset Sale'"); or (iii) the change of control of Tenant resulting from a sale, transfer, or issuance of stock in Tenant to another: (A) entity; (B) group of related entities; (C) person; and/or (D) group of related persons (the "Stock Sale"); if: (i) the entity to which this Lease is transferred or assigned as a result of a Merger or Asset Sale (the "Assignee"), or the entity(ies) and/or person(s) that obtains control of Tenant as a result of a Stock Sale (the "Purchaser"), as the case may be, has a net worth equal to or greater than the net worth of BPI reflected on the financial statements for the quarter ending June 30, 1998, and provided to Landlord; (ii) the Assignee or the Purchaser does not control, is not controlled by, or is not under common control with Tenant or BPI; (iii) the Assignee specifically assumes the obligations of Tenant under this Lease, or the Purchaser assumes the obligations of BPI under that certain Guaranty Agreement entered into by BPI, dated as of the date of the execution of this Lease (the "Guaranty Agreement"), and the Assignee or the Purchaser, as the case may be, agrees to cure any outstanding default pursuant to such obligations (the "Outstanding Defaults"); and (iv) Tenant otherwise complies with the terms and conditions of this Section (collectively, the "Transfer Conditions"). If the Transfer Conditions are satisfied with respect to a Merger or Asset Sale, then the assignor Tenant shall be released from its liability to perform any obligations of Tenant under this Lease that first arise after the date of the Merger or Asset Sale; provided that the Assignee or the Purchaser, as the case may be, shall be liable to perform all such obligations.

                  (c) Guaranty Agreement. After: (i) any assignment of this Lease or any interest herein (including, without limitation, an assignment by virtue of a foreclosure of a Leasehold Mortgage (as defined in Subsection 14(d) or an assignment of this Lease or the Leasehold under Subsection 14(d)); or (ii) any subletting of the whole or any part of the Leased Premises; the Guaranty Agreement shall remain in full force and effect, and BPI shall remain fully liable to perform all of its obligations pursuant to the Guaranty Agreement; provided that, if the Transfer Conditions are satisfied with respect to a Merger or Asset Sale, then the Guaranty Agreement shall terminate in accordance with its terms and conditions.

                  (d) Leasehold Mortgage. Notwithstanding anything to the contrary set forth herein, Tenant shall have the right to mortgage its leasehold interest under this Lease (the "Leasehold") to a mortgage lender that is not affiliated with Tenant (the "Leasehold Lender"); provided that: (i) either Tenant or the guarantor under the Guaranty Agreement is the debtor under the loan secured by such mortgage (the "Leasehold Loan"); and (ii) the loan documents evidencing and securing the Leasehold Loan provide that, if Landlord, at its option, either waives a Tenant Default (as defined in Section 19) or extends the cure period applicable to a Tenant Default, then the Leasehold Lender shall not have the right to: (i) take possession of the Leased Premises; (ii) foreclose the mortgage securing the Leasehold Loan (the "Leasehold Mortgage"); or (iii) accept an absolute assignment of this Lease or the Leasehold; on the basis of the Tenant Default, until all cure periods, including any extended cure periods, applicable to the Tenant Default have lapsed without the Tenant Default being cured. The consent by Landlord shall not be required with respect to: (i) a Leasehold Loan or a Leasehold Mortgage; (ii) the foreclosure of a

         Leasehold Mortgage; or (iii) the absolute assignment of this Lease and the Leasehold to the Leasehold Lender or its successor or assign after a default under the Leasehold Loan. If Tenant: (i) mortgages the Leasehold pursuant to the terms and conditions of this Subsection; and
         (ii) provides to Landlord the name and address of the Leasehold Lender; then: (i) Landlord shall provide to the Leasehold Lender copies of all notices of Tenant Defaults provided to Tenant pursuant to this Lease;
         (ii) Landlord shall accept a cure by either Tenant or the Leasehold Lender of any such Tenant Default at any time during the cure period, including any extended cure period, applicable to the Tenant Default (the "Tenant Cure Period"); and (iii) Landlord shall accept a cure by the Leasehold Lender of any such Tenant Default at any time during a period of ten days after the Tenant Cure Period lapses; provided that, neither the Leasehold Lender nor its successor or assign shall have any obligation to cure any Tenant Default unless the Leasehold Lender or its successor or assign: (i) takes possession of the Leased Premises; or (ii) accepts an absolute assignment of this Lease or the Leasehold. Upon a Leasehold Lender, or its successor or assign, accepting an absolute assignment of this Lease or the Leasehold, the Leasehold Lender, or its successor or assign, may require Landlord to enter into a replacement lease for the Leased Premises (the "Replacement Lease"). Upon execution of the Replacement Lease, and the cure of all of all Outstanding Defaults, this Lease shall terminate. The term of the Replacement Lease shall commence on the date that this Lease terminates, and continue for the remainder of the Lease Term. The Replacement Lease otherwise shall contain the same terms and conditions as this Lease, except for terms and conditions that no longer are applicable or that previously have been performed.

                  15. ACCESS TO LEASED PREMISES. Tenant shall permit Landlord and its agents to enter upon the Leased Premises at all reasonable times and upon reasonable notice (except in the event of an emergency, with respect to which such time and notice requirements shall not apply) to: (a) inspect and examine the Leased Premises; (b) show the Leased Premises to prospective purchasers and mortgagees, and, during the last 18 months of the Lease Term or during the continuation of a default by Tenant hereunder, to prospective tenants; (c) make such repairs and replacements as Landlord may deem necessary, at its cost and expense; or (d) exercise its rights hereunder in connection with performing a covenant of Tenant that is in default, without: (i) any such act constituting any eviction of Tenant in whole or in part; (ii) Rent in any manner abating by reason of loss or interruption of Tenant's business in the Leased Premises, unless such loss or interruption results from the negligence, intentional act, or willful misconduct of Landlord or its employees, agents, or contractors; and (iii) responsibility for any loss or damage to Tenant's business or property, other than loss or damage resulting from the negligence, intentional act, or willful misconduct of Landlord, its agents, employees or contractors; provided that any repairs and replacements for such negligence, intentional acts, or willful misconduct shall be made at the cost and expense of Landlord. Landlord shall use reasonable care, and shall cause its agents to use reasonable care, (except in the event of an emergency) not to cause any material interruption or interference with the conduct of Tenant's business as a result of the exercise of the Landlord's right of entry. If Landlord and/or its agents enter upon a portion of the Leased Premises designated by Tenant as a "secure area" for the purpose of inspecting and/or examining such portion of the Leased Premises, then, upon request by Tenant, Landlord shall enter into, and/or cause its agents to enter into, a confidentiality agreement with respect to confidential or proprietary matters that may be observed by Landlord and/or its agents in connection with such inspection. Landlord's right of entry shall not be deemed or construed to impose upon Landlord any obligation or liability whatsoever for the maintenance or repair of the Leased Premises, except as expressly provided in this Lease.

                  16.      INSURANCE AND INDEMNIFICATION.

                  (a) Real Property Insurance. Landlord, at its cost and expense, shall maintain in full force and effect throughout the Lease Term fire and extended coverage insurance, which insurance shall name Landlord, Tenant, Landlord's mortgage lender, and any mortgage lender of Tenant as insureds, as their respective interests may appear, on:
         (i) the Building; and (ii) and any alterations or additions of or to the Leased Premises; in either case for at least 100% of its insurable value on a replacement cost basis, less, in the case of the Building, the replacement cost of the foundation and other structural parts of the Building that commonly are not covered by policies of fire and extended coverage insurance; provided that Tenant shall be responsible for advising Landlord of the replacement cost of the alterations or additions of or to the Leased Premises. Upon receipt of a written invoice, Tenant shall reimburse Landlord for the premiums paid and other costs and expenses incurred by Landlord to obtain and maintain such insurance and related coverages (including, without limitation, such coverages as reasonably may be required by Landlord's mortgage lender or lien holder).

                  (b) Public Liability Insurance. Tenant, at its cost and expense, shall maintain in full force and effect throughout the Lease Term a policy of general public liability insurance naming Landlord as an additional insured and covering any and all claims for injuries to, or death of, persons and damage to, or loss of, property occurring in, on or about the Leased Premises, in an amount not less than: (i) $2,000,000 for injury to, or death of, any one person; (ii) $5,000,000 for injury to, or death of, more than one person in the same accident or occurrence; and (iii) $1,000,000 for damaged or lost property arising out of any one accident or occurrence. If it becomes customary for other similar businesses in the Indianapolis metropolitan area to carry higher limits of liability coverage, then Tenant, upon request by Landlord, shall increase the foregoing coverage to such customary limits; provided that Landlord shall not require Tenant to increase the foregoing coverage more than once in any five year period.

                  (c) Personal Property Insurance. All of Tenant's trade fixtures, equipment, inventory and other personal property (including, without limitation, property that Tenant stores for third parties), shall be kept in or upon the Leased Premises at Tenant's sole risk and expense, and Tenant, at its cost and expense, shall maintain in full force and effect throughout the Lease Term fire and extended coverage insurance on such trade fixtures, equipment, inventory and other personal property for their full insurable value on a replacement cost basis; provided that, so long as Tenant maintains a net worth adequate to satisfy and discharge fully all of its financial obligations, including, without limitation, its financial obligations under this Lease, and to replace all of its trade fixtures, equipment, inventory, and other personal property, Tenant may "self insure" its trade fixtures, equipment, inventory, and other personal property. Tenant shall indemnify and hold harmless Landlord from any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with, damage to, or loss of, such trade fixtures, equipment, inventory and other personal property, unless such damage is caused by: (i) the negligence, intentional act, or willful misconduct of Landlord or its employees, contractors or agents; or (ii) a Landlord Default (as defined in Section 20); provided that this indemnity shall not apply to a Landlord Default if it is customary for the insurance required to be maintained by Tenant hereunder to cover damage arising from, or connection with, such Landlord Default.

                  (d) Workmen's Compensation. Tenant shall comply with the provisions of the applicable worker's compensation laws and insure its liability thereunder.

                  (e) Copies of Policies. For each type of insurance required to be maintained under this Lease, the party required to maintain such insurance shall furnish to the other party an endorsed copy of such insurance policy showing that such type of insurance is in full force and effect and may not be modified or canceled without 30 days prior written notice to such other party. All insurance policies required to be maintained under this Lease shall be issued by companies reasonably satisfactory to the party not responsible for maintaining such insurance.

                  (f) Waiver of Subrogation. Landlord and Tenant waive and release any and all rights of recovery that either may have against the other for any loss or damage, regardless of whether caused by any alleged negligence of the other party or the other party's employees, contractors, agents, invitees or licensees, to the extent that such loss or damage is or would be covered by any insurance required to be maintained under this Lease. Each policy of insurance required under this Lease shall contain an endorsement to such effect, waiving the insurer's right of subrogation against the other party.

                  (g) Responsibility for Damages. Subject to the terms and conditions of Subsection 16(f), Tenant assumes all risks and responsibilities for injuries, death, damages or losses to or of person or property (including, without limitation, the Building, the Improvements and any fixtures, equipment or systems that constitute a part of the Building or the Improvements), unless caused by: (i) the negligence (to the extent not customarily covered by casualty or liability insurance), intentional act, or willful misconduct of Landlord or its employees, contractors or agents; or (ii) a breach of this Lease by Landlord, including, without limitation, a breach of any warranty obligation; and, subject to the foregoing limitations, Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with, the condition, use or control of the Leased Premises.

                  (h) Landlord Indemnity. Subject to the terms and conditions of the Subsection 16(f), Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with the negligence (to the extent not customarily covered by casualty or liability insurance), intentional act or willful misconduct of Landlord or its employees, contractors or agents.

                  17.      FIRE AND OTHER CASUALTY.

                  (a) Casualty Repair. In the event of damage to, or total or partial destruction of, the Building or any fixtures, equipment or systems that constitute a part of the Building, by fire or other casualty (the "Casualty"), the insurance proceeds, if any, that, as a result of such Casualty, are payable under any fire and extended coverage insurance maintained by Landlord (the "Insurance Proceeds") shall be payable to, and be the sole property of, Landlord, and, subject to the terms and conditions of this Section, Landlord shall cause the prompt and diligent repair and replacement of the Building as soon as reasonably possible to substantially the same condition as existed prior to such damage or destruction; provided that: (i) Landlord shall not be obligated to repair or replace alterations or additions of or to the Leased Premises by Tenant; (ii) Landlord shall be obligated to make the Insurance Proceeds available, in accordance with the terms and conditions of this Subsection set forth below, for the repair and/or replacement of the alterations and/or additions of or to the Leased Premises by Tenant; and (iii) when Landlord commences the insurance adjustment process (the "Adjustment Process"), Landlord shall: (A) deliver notice to Tenant of its commencement of the Adjustment Process; and (B) provide to Tenant an opportunity to participate in the Adjustment Process. Landlord shall make the Insurance Proceeds available, or cause the Insurance Proceeds to be made available, to pay the costs and expenses to repair or replace: (i) the Building in accordance with the terms and conditions of this Section; and (ii) the alterations and additions of or to the Leased Premises; provided that: (i) Tenant has not caused a default of the documents evidencing the Mortgage Lien or evidencing the method of financing or refinancing secured by the Mortgage Lien through a breach of any of its obligations under this Lease; and (ii) to the extent applicable to Tenant, Tenant meets the reasonable and customary conditions for disbursement of the Insurance Proceeds established by the documents evidencing the Mortgage Lien or evidencing the method of financing or refinancing secured by the Mortgage Lien. Rent shall abate proportionately (based upon the proportion that the unusable gross leasable area of the Building due to damage or destruction bears to the total Gross Leasable Area) during the time that the Building or any part thereof is unusable by reason of any damage to, or destruction of, the Building. Landlord shall use commercially reasonable efforts to relocate Tenant temporarily during the period of any repair or replacement of the Building.

                  (b) Substantial Damage. Notwithstanding anything to the contrary set forth herein, if substantial damage or destruction occurs during the last two years of the Lease Term, as extended by any Extension Term for which Tenant already has exercised (or subsequently does exercise) its extension option, so that the cost to repair the Building to substantially the same condition as existed prior to such damage or destruction equals or exceeds 35% of the cost to replace the Building, as reasonably determined by the insurance adjusters (the "Substantial Damage"), then either Landlord or Tenant, at its option, may terminate this Lease upon written notice delivered to the other party at least 15 days in advance, and all obligations hereunder, except those due or mature, shall cease and terminate; provided that:
         (i) if: (A) Substantial Damage occurs during the final two years of the Lease Term, as extended by any Extension Terms; (B) Tenant has not exercised its rights to extend the Lease Term for all remaining Extension Terms; and (C) Tenant has not waived (or been deemed to have waived) its rights to extend the Lease Term for all remaining Extension Terms; then neither Landlord nor Tenant shall have the right to terminate this Lease until the date of the earlier of: (A) the expiration of the period during which Tenant may exercise its rights to extend the Lease Term for the next Extension Term; or (B) the waiver (or deemed waiver) by Tenant of its rights to extend the Lease Term for the next Extension Term; and (ii) if: (A) Substantial Damage occurs during the final two years of the Lease Term, as extended by any Extension Terms; and (B) Tenant exercises its rights to extend the Lease Term for the next Extension Term; then neither Landlord nor Tenant shall have the right to terminate this Lease. Notwithstanding anything to the contrary set forth herein, if: (i) Substantial Damage occurs during the final two years of the Lease Term, as extended by any Extension Terms; (ii) Tenant has not exercised its rights to extend the Lease Term for all remaining Extension Terms; and (iii) Tenant has not waived (or been deemed to have waived) its rights to extend the Lease Term for all remaining Extension Terms; then Landlord shall not be obligated to repair or replace the Building until the date of the earlier of: (i) the exercise by Tenant of its rights to extend the Lease Term for the next Extension Term; or (ii) the waiver (or deemed waiver) by Tenant of its rights to extend the Lease Term for the next Extension Term; provided that, if Tenant fails to exercise its rights to extend the Lease Term for the next Extension Term within ten days after Landlord delivers to Tenant a written estimate of the period required to repair or replace the Building, then Tenant shall be deemed to have waived its rights to extend the Lease Term for all remaining Extension Terms.

                  18.      EMINENT DOMAIN.

                  (a) Condemnation. In the event that: (i) all or a substantial part of the Leased Premises is taken or condemned for public or quasi-public use under any statute or by the right of eminent domain; or (ii) in lieu thereof, all or a substantial part of the Leased Premises is conveyed to a public or quasi-public body under threat of condemnation (the "Condemnation"), and the Condemnation renders the Leased Premises unsuitable for Tenant's normal business use (the "Complete Condemnation"), then, at the option of either Landlord or Tenant exercised within 15 days after the Complete Condemnation occurs:
         (i) this Lease shall terminate as of the date possession of all or such part of the Leased Premises is conveyed to the condemning authority; and (ii) all obligations hereunder, except those due or mature, shall cease and terminate. All compensation awarded or paid for any Condemnation shall belong to and be the sole property of Landlord (the "Condemnation Award"); provided that: (i) Landlord shall not be entitled to any award made solely to Tenant for loss of business or cost and expense of relocation and removing trade fixtures; and (ii) Landlord shall make the Condemnation Award available, or cause the Condemnation Award to be made available, to pay the costs and expenses to repair or replace: (A) the Building; and (B) the alterations and additions of or to the Leased Premises; provided that: (A) Tenant has not caused a default of the documents evidencing the Mortgage Lien or evidencing the method of financing or refinancing secured by the Mortgage Lien through a breach of any of its obligations under this Lease;

         and (B) to the extent applicable to Tenant, Tenant meets the reasonable and customary conditions for disbursement of the Condemnation Award established by the documents evidencing the Mortgage Lien or evidencing the method of financing or refinancing secured by the Mortgage Lien.

                  (b) Allocation of Award. Notwithstanding anything to the contrary set forth herein, in the event that: (i) there is a Complete Condemnation; and (ii) as a result of the Complete Condemnation, this Lease is terminated at the option of either Landlord or Tenant; then the Condemnation Award shall be allocated as follows: (i) first, to pay all amounts payable to any mortgage lender or lien holder under, or with respect to, a Mortgage Lien (the "Mortgage Payoff"); and (ii) second, divided between Landlord and Tenant in accordance with the following terms and conditions of this Section. If the Condemnation Award exceeds the Mortgage Payoff, then Landlord and Tenant jointly shall appoint a Qualified Appraiser (as defined in Exhibit B). If Landlord and Tenant are unable to agree upon the Qualified Appraiser within the specified period, then, within 15 days thereafter: (i) Landlord and Tenant each shall appoint a Qualified Appraiser; and (ii) the Qualified Appraisers appointed by Landlord and Tenant jointly shall appoint an additional Qualified Appraiser to constitute the Appraiser Panel (as defined in Exhibit B). Within one month after the date on which the Qualified Appraiser or the Appraiser Panel, as the case may be, is appointed, the Qualified Appraiser or the Appraiser Panel, as the case may be, shall determine the Fair Market Value of Landlord's interest in the Leased Premises and the Fair Market Value of Tenant's interest in the Leased Premises. The determination of the Qualified Appraiser or the Appraiser Panel, as the case may be, shall be the Fair Market Value of Landlord's and Tenant's respective interests in the Leased Premises for purposes of this Section. "Fair Market Value" with respect to Landlord's interest in the Leased Premises shall be the aggregate amount of: (i) the net present value of the Rent to be received by Landlord for the remainder of the Lease Term (including all of the remaining Extension Terms, whether or not Tenant has exercised its option to extend the Lease Term for all of the remaining Extension Terms); plus (ii) the net present value of the residual value of the Leased Premises after the expiration of the Lease Term (including all of the remaining Extension Terms, whether or not Tenant has exercised its option to extend the Lease Term for all of the remaining Extension Terms). "Fair Market Value" with respect to Tenant's interest in the Leased Premises shall be an amount equal to the net present value of the excess, if any, of the: (i) the fair market rental of the Leased Premises for the remainder of the Lease Term (including all of the remaining Extension Terms, whether or not Tenant has exercised its option to extend the Lease Term for all of the remaining Extension Terms), as fair market rental is determined in accordance with the terms and conditions of Exhibit B; over (ii) the Rent to be received by Landlord for the remainder of the Lease Term (including all of the remaining Extension Terms, whether or not Tenant has exercised its option to extend the Lease Term for all of the remaining Extension Terms). From any excess of the Condemnation Award over the Mortgage Payoff (the "Excess Amount"), Landlord shall receive an amount equal to the Excess Amount multiplied by a fraction: (i) the numerator of which is the Fair Market Value of Landlord's interest in the Leased Premises; and (ii) the denominator of which is the total of the Fair Market Value of Landlord's and Tenant's respective interests in the Leased Premises. From any Excess Amount, Tenant shall receive an amount equal to the Excess Amount multiplied by a fraction: (i) the numerator of which is the Fair Market Value of Tenant's interest in the Leased Premises; and
         (ii) the denominator of which is the total of the Fair Market Value of Landlord's and Tenant's respective interests in the Leased Premises. All costs and fees incurred to have the Qualified Appraiser or the Appraiser Panel determine the Fair Market Value of Landlord's and Tenant's respective interests in the Leased Premises shall be split equally between Landlord and Tenant.

                  19.      DEFAULT BY TENANT.

                  (a) Events of Tenant Default. Each of the following shall be deemed to be a "Tenant Default":

                  (i) failure by Tenant to pay any amount of Rent when due, and, in the case of the first two such failures in any 12 month period, the continuance of such failure for five days after written notice from Landlord;

                  (ii) failure by Tenant to observe or perform any other term or condition of this Lease to be observed or performed by Tenant, and the continuance of such failure for 30 days after written notice from Landlord; provided that it shall not be a "Tenant Default" if such failure cannot be cured by Tenant within 30 days, despite reasonably diligent effort, so long as Tenant diligently commences to cure such failure within 15 days, and continues to pursue such cure to completion.

                  (iii) the sale of Tenant's leasehold interest hereunder pursuant to execution;

                  (iv)  the adjudication of Tenant as a bankrupt or insolvent;

                  (v) the making by Tenant of a general assignment for the benefit of creditors;

                  (vi) the appointment of a receiver for Tenant's property, if such appointment is not vacated or satisfied within 60 days from the date of such appointment;

                  (vii) the appointment of a trustee or receiver for Tenant's property in a reorganization, arrangement, bankruptcy or other insolvency proceeding, if such appointment is not vacated or set aside within 60 days from the date of such appointment;

                  (viii) the filing by Tenant of a voluntary petition in bankruptcy or for reorganization or arrangement, or the filing of an involuntary petition in bankruptcy or for reorganization or arrangement against Tenant if such involuntary petition is not vacated within 60 days after the filing thereof;

                  (ix) the filing by Tenant of an answer admitting bankruptcy or insolvency or agreeing to reorganization or arrangement; or

                 (b) Landlord's Remedies. In the event of a Tenant Default, Landlord, in addition to any other rights or remedies available at law or in equity, may exercise the following rights and remedies:

                  (i)  elect to terminate this Lease;

                  (ii) if Tenant has failed to perform any of its obligations under this Lease (other than the obligation to pay Base Rent), perform such obligations that Tenant has failed to perform (entering upon the Leased Premises for such purpose, if necessary), without such performance being construed as a waiver of the Tenant Default or of any other right or remedy of Landlord with respect to such Tenant Default, or as a waiver of any term or condition of this Lease; or

                  (iii) immediately re-enter upon the Leased Premises, remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the sole cost and expense and for the account of Tenant, all: (A) in compliance with the Applicable Laws; and (B) without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby;

                  (c) Re-Letting. If Landlord re-enters upon the Leased Premises as provided in Subsection 19(b)(iii), or takes possession of the Leased Premises pursuant to legal proceedings or pursuant to any notice provided by the Applicable Laws, then Landlord either may terminate this Lease, or, from time to time without terminating this Lease, make alterations and repairs for the purpose of re-letting the Leased Premises and re-let the Leased Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) at such rental and upon such other terms and conditions as Landlord deems advisable. Upon each re-letting, all rentals received from such re-letting shall be applied in the following order: (i) first, to payment of reasonable costs and expenses incurred by Landlord in connection with such re-entry or taking of possession and making such reasonable alterations and repairs; (ii) second, to the payment of Rent and any other outstanding indebtedness of Tenant to Landlord hereunder or in connection herewith; and (iii) the remainder, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due and payable hereunder. If the rentals received from such re-letting during any month are less than the full amount of Rent payable hereunder during that month, then Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No re-entry or taking of possession by Landlord of the Leased Premises shall be construed as an election to terminate this Lease, or as an acceptance of a surrender of the Leased Premises, unless a written notice of termination or acceptance of surrender is delivered by Landlord to Tenant. Notwithstanding any re-letting without termination, Landlord at any time thereafter may elect to terminate this Lease for Tenant's previous Tenant Default. Landlord shall use reasonable efforts to mitigate its damages in the event of a Tenant Default; provided that it shall remain Tenant's burden of proof to establish that Landlord failed to use reasonable efforts to mitigate such damages.

                  (d) Damages Upon Termination. If Landlord at any time terminates this Lease as a result of any Tenant Default, then, in addition to any other rights and remedies Landlord may have, Landlord may recover from Tenant, from time to time, all damages Landlord may incur by reason of such Tenant Default (including, without limitation:
         (i) reasonable costs and expenses in connection with a re-entry or taking of possession; (ii) reasonable attorneys' fees; and (iii) the present value at the time of such termination of the excess, if any, of the amount of Rent for the remainder of the Lease Term (excluding any unexercised Extension Terms) over the then reasonable rental value of the Leased Premises for the remainder of the Lease Term; provided that the reasonable rental value of the Leased Premises shall be determined on the basis that: (i) the Leased Premises is relet in its "as is" condition on the date of termination; and (ii) no alterations or repairs have been, or will be, made for the purpose of reletting). All such amounts shall be immediately due and payable from Tenant to Landlord.

                  (e) Indemnification Upon Tenant Default. Upon any Tenant Default, Tenant shall indemnify and hold harmless Landlord from any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Landlord and arising from, or in connection with, a Tenant Default or the exercise by Landlord of its rights and remedies with respect to such Tenant Default.

                  (f) Limitation on Recovery. Landlord shall not be entitled to recover from Tenant any amount for any particular item of loss, cost, or expense more than once, notwithstanding that Subsections 19(c), 19(d), and 19(e) each may provide for recovery of such item of loss, cost, or expense.

                  20. DEFAULT BY LANDLORD. The following shall be deemed to a "Landlord Default": (a) failure by Landlord to observe or perform any term or condition of this Lease to be observed or performed by Landlord; and (b) continuation of such failure for 30 days after written notice from Tenant; provided that it shall not be a "Landlord Default" if such failure cannot be cured by Landlord within 30 days, despite reasonably diligent effort, so long as Landlord diligently commences to cure such failure within 15 days, and continues to pursue such cure to completion. In the event of a Landlord Default, Tenant shall have all rights or remedies available at law or in equity. With respect to Landlord Defaults, Tenant shall have the right to perform such obligations on behalf of Landlord, without such performance being construed as a waiver of the Landlord Default or of any other right or remedy of Tenant with respect to such Landlord Default, or as a waiver of any term or condition of this Lease. Landlord shall pay to Tenant on demand all reasonable costs and expenses incurred by Tenant to perform any such obligations in accordance with the terms and conditions of this Section. If any amount due to Tenant by Landlord hereunder shall become overdue for a period in excess of five days, then Landlord shall pay the Tenant interest on such unpaid amount from the date due to the date of payment at the rate of 1.5% per month. Notwithstanding anything to the contrary set forth herein, if: (a) Landlord fails to maintain the insurance required to be maintained by it under Subsection 16(a) hereof; (b) Tenant performs such obligation in accordance with the terms and conditions of this Section; and (c) Landlord fails to pay to Tenant on demand all reasonable costs and expenses incurred by Tenant to perform such obligation (the "Tenant Insurance Costs"); then Tenant may offset the Tenant Insurance Costs against payments of Rent. Upon any Landlord Default, Landlord shall indemnify and hold harmless Tenant from any and all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Tenant and arising from, or in connection with, a Landlord Default or the exercise by Tenant of its rights and remedies with respect to such Landlord Default.

                  21. SURRENDER. Upon the expiration of the Lease Term or the earlier termination of this Lease, Tenant shall quit and surrender to Landlord the Leased Premises and, except as expressly set forth below in this Section, all property affixed to the Leased Premises, broom clean, and in good order, condition and repair, except for ordinary wear and tear, the effects of damage to, or the total or partial destruction of, the Building by fire or other casualty that Landlord is obligated to repair or replace; provided that Tenant shall remove any or all of its property that Landlord directs Tenant to remove, and, upon Tenant's failure to do so, Landlord may cause all or any item of such property to be removed at Tenant's cost and expense. Notwithstanding anything to the contrary set forth herein, Tenant shall not be required to surrender any of Tenant's trade fixtures or personalty, whether or not affixed to the Leased Premises. Tenant shall pay all costs and expenses of any such removal and of the repair of any damage to the Leased Premises caused by such removal. Landlord acknowledges that Tenant shall have the right to grant to any third party a security interest in and to its personalty and trade fixtures. Tenant's obligation to observe and perform these covenants shall survive the expiration of the Lease Term or earlier termination of this Lease.

                  22. SUBORDINATION. This Lease is and shall be subordinate to the lien of any mortgage or any other method of financing or refinancing now or hereafter encumbering the Leased Premises, the Building or the Parcel (the "Mortgage Lien") and to all advances made, or hereafter to be made, upon the security thereof, and to any declaration of covenants, restrictions and easements with respect to the Leased Premises. With respect to the construction loan or financing, and the first permanent loan or refinancing, such subordination shall be effective only upon the execution of the non-disturbance agreement in the form attached hereto as Exhibit G in favor of Tenant, which non-disturbance agreement shall be executed fully by Landlord, Tenant, and the construction lender or the initial permanent lender, as the case may be. With respect to refinancings with different permanent lenders, Tenant shall execute and deliver, upon request by Landlord, a subordination agreement in the form attached hereto as Exhibit G or otherwise in form and substance as is customary for tenants of comparable size and creditworthiness if such subordination agreement provides that the rights of Tenant under this Lease and the possession of the Leased Premises by Tenant shall not be disturbed so long as Tenant is not in default hereunder. If any proceedings are brought for the foreclosure of any Mortgage Lien (the "Foreclosure Proceedings"), then Tenant shall: (a) attorn to the purchaser upon any sale resulting directly or indirectly from the Foreclosure Proceedings; and (b) recognize the purchaser as Landlord hereunder. If, as a result of the Foreclosure Proceedings, any Mortgage Lien is foreclosed, then the foreclosed Landlord shall liable to Tenant hereunder for any Landlord Defaults that occurred prior to the foreclosure of the Mortgage Lien. Upon request by Landlord, Tenant shall execute and deliver an estoppel certificate in the form attached hereto as Exhibit H or otherwise in form and substance as reasonably requested by Landlord or as reasonably requested by any purchaser, mortgage lender or lien holder. Upon request by Tenant, Landlord shall execute and deliver an estoppel certificate in form and substance as reasonably requested by Tenant or any lender.

                  23. COVENANT OF QUIET ENJOYMENT. Landlord represents and warrants that: (a) it has all necessary right, title and interest in the Leased Premises to enter into this Lease and grant Tenant the tenancy hereunder; (b) as of the date hereof, Landlord owns the Leased Premises in fee simple, subject only to the matters identified on Exhibit I, which matters shall constitute permitted encumbrances (the "Permitted Encumbrances"); (c) the zoning classification "I-2" applies to the Parcel, and, under that zoning classification, all of the uses listed on Exhibit L are permitted; and (d) after the Substantial Completion Date, Landlord shall keep the Leased Premises free from mechanics liens or claims or other similar liens or claims asserted by lienors or claimants having performed work for or at the direction of Landlord. Landlord agrees that if Tenant observes and performs all of its covenants hereunder, then, at all times during the Lease Term, Tenant shall have the peaceable and quiet enjoyment of possession of the Leased Premises, without any manner of hindrance.

                  24. MECHANIC'S LIENS. Tenant shall not suffer or cause the filing of any mechanic's lien against the Leased Premises. If any mechanic's lien is filed against the Leased Premises or any part thereof for work claimed to have been done for, or material claimed to have been furnished to, Tenant, other than Landlord's Work, then Tenant shall: (a) cause such mechanic's lien to be discharged of record within 30 days after notice of the filing by bonding or as provided or required by law; or (b) provide evidence that the lien is being contested by proceedings adequate to prevent foreclosure of the lien, together with a title insurance endorsement over such lien or a satisfactory indemnity (in either case in an amount equal to at least 150% of the claimed lien) to Landlord within 30 days after notice of the filing thereof. All liens suffered or caused by Tenant shall attach to Tenant's interest only. Nothing in this Lease shall be deemed or construed to constitute consent to, or request of, any party for the performance of any work for, or the furnishing of any materials to, Tenant, nor as giving Tenant the right or authority to contract for, authorize or permit the performance of any work or the furnishing of any materials that would permit the attaching of a mechanic's lien. Landlord shall deliver the Building and Improvements to Tenant free of liens for work claimed to have been done for, or materials claimed to have been furnished to, Landlord in the performance of Landlord's Work. Landlord and Tenant each shall indemnify and hold harmless the other from all claims, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by the other as a result of, or in connection with, any mechanic's lien for work claimed to have been done for, or material claimed to have been furnished to, Landlord or Tenant, respectively.

                  25. NOTICES. Any notice, statement, invoice, demand, request, or consent required or permitted to be given or delivered by either party to this Lease shall be in writing and shall be deemed to have been duly given or delivered: (a) on the date of delivery, if delivery is made in person; (b) on the date of transmission, if delivery is made by electronic facsimile transmission with electronic confirmation of receipt; or (c) on the date of deposit, if delivery is made by a national overnight courier service; in any case if addressed to the other party as follows:

Landlord:         c/o Browning Investments, Inc.              Tenant:  c/o Brightpoint, Inc.
                  Capital Center North Tower                           6402 Corporate Drive
                  251 N. Illinois Street, Suite 200                    Indianapolis, Indiana 46278
                  Indianapolis, Indiana 46204                          Attention: General Counsel
                  Attention:  James C. Snyder                          Facsimile No. 317-387-5479
                  Facsimile No. 317-237-2819



Any party may change its address for notice from time to time by delivering notice to the other party as provided above.

                  26.      MISCELLANEOUS PROVISIONS.

                  (a) Memorandum of Lease. The parties hereto shall not record this Lease in the Hendricks County Recorder's Office, but each party shall execute upon request of the other a "memorandum of lease" suitable for recording. All costs and expenses associated with preparing, executing and recording a "memorandum of lease" shall be borne by the party requesting execution of such document.

                  (b) Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto or by any third party as creating between the parties hereto the relationship of principal and agent, partnership, joint venture, or any relationship other than the relationship of landlord and tenant.

                  (c) Waivers of Covenants. No waiver of any covenant, term or condition or the breach of any covenant, term or condition of this Lease shall be deemed to constitute a waiver of any subsequent breach of such covenant, term or condition nor justify or authorize a non-observance upon any occasion of such covenant, term or condition or any other covenant, term or condition, and the acceptance of Rent by Landlord at any time when Tenant is in default of any covenant, term or condition shall not be construed as a waiver of such default or any right or remedy of Landlord on account of such default.

                  (d) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the Rent first due hereunder; provided that Landlord shall not apply payments by Tenant to items of Rent with respect to which there exists a good faith dispute of which Tenant has delivered to Landlord a written notice describing with particularity the nature of such dispute. No endorsement or statement on any check or letter accompanying any check or payment of Rent shall be deemed to be an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to the right of Landlord to recover the balance of such Rent or to pursue any other right or remedy.

                  (e) Remedies Cumulative. The rights and remedies of Landlord and Tenant hereunder shall be cumulative, and no one of them shall be deemed or construed as exclusive of any other or of any right or remedy provided by law or in equity. The exercise of any one such right or remedy by the Landlord or Tenant shall not impair its standing to exercise any other such right or remedy.

                  (f) Successors and Assigns. Subject to the terms and conditions of Section 14 hereof, this Lease and all of the covenants, terms and conditions hereof shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant, except as otherwise expressly provided herein.

                  (g) Construction of Lease. Whenever in this Lease a singular word is used, it shall also include the plural wherever required by the context and vice versa. Exhibits A-1, A-2, A-3, B, C, D-1, D-2, D-3, D-4, E, G, H, I, J, K, L, and M are incorporated herein by reference. This Lease shall be construed in accordance with the laws of the State of Indiana. The captions of this Lease are for convenience only and do not in any way limit or alter the terms and conditions of this Lease. All references in this Lease to periods of days shall be construed to refer to calendar, not business, days. Notwithstanding anything set forth herein, if Landlord or Tenant, as the case may be, is delayed in, or prevented from: (i) completing Landlord's Work on or before the applicable dates set forth in Section 6 hereof; (ii) correcting Punch-List items within the applicable periods specified under Section 10 hereof; or (iii) otherwise observing or performing any of its covenants hereunder, other than the payment of money, as the result of an act or omission of the other party or any other cause that is not within the control of the delayed or prevented party (including, without limitation, inclement weather and the unavailability of materials, equipment, services or labor) (the "Event(s) of Force Majeure"), then such completion, correction, observation or performance shall be excused for the period of days that such completion, correction, observation or performance is delayed or prevented, and the dates set forth in Section 6 hereof, the periods specified under
         Section 10 hereof and other deadlines for observation and performance, as the case may be, shall be extended for the same period. Landlord or Tenant, as the case may be, shall deliver to the other party written notice within ten days after Landlord or Tenant, as the case may be, becomes aware: (i) of an Event of Force Majeure that will delay or prevent observance or performance of any of its covenants hereunder (the "Force Majeure Notice"); and (ii) that such Event of Force Majeure has ceased to delay or prevent observance or performance of its covenants hereunder; provided that, in the Force Majeure Notice, Landlord or Tenant, as the case may be, shall describe the Event of Force Majeure with specificity.

                  (h) Prior Agreements. All prior representations, promises and undertakings by or between the parties hereto with respect to the subject matter of this Lease are merged into, and expressed in, this Lease, and any and all prior agreements between such parties with respect thereto are hereby canceled. This Lease shall not be amended, modified, or supplemented, except by a written agreement duly executed by both Landlord and Tenant.

                  (i) Severability. The invalidity or unenforceability of any particular provision of this Lease shall not affect the other provisions, and this Lease shall be construed in all respects as if such invalid or unenforceable provision had not been contained herein.

                  (j) Counterparts. This Lease may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  (k) Authority. Each person executing this Lease other than on behalf of themselves represents and warrants that he or she has been duly authorized to execute and deliver this Lease by the entity for which he or she is signing, and this Lease is the valid and binding agreement of such entity, enforceable in accordance with its terms.

                  (l) Obligation of Reasonableness. Wherever under this Lease consent or approval is required by either party, such consent or approval shall not be withheld, conditioned, or delayed unreasonably.

                  (m) Environmental Condition. Landlord represents and warrants to Tenant that, to Landlord's actual knowledge and except as disclosed by the environmental assessment reports prepared with respect to the Leased Premises and the Park and provided to Tenant: (i) neither the Leased Premises nor the Park has been used for the treatment, disposal, or storage of Hazardous Substances; (ii) no Hazardous Substances are present or were installed, exposed, released or discharged in, on, under, or from the Leased Premises or the Park at any time during or prior to Landlord's ownership thereof, and neither Landlord nor any prior owner or occupant of the Leased Premises or the Park has used Hazardous Substances therein; (iii) no UST's for petroleum products or any other Hazardous Substances are or were located on the Leased Premises or the Park at any time during or prior to Landlord's ownership thereof; and

         (iv) neither the Leased Premises nor the Park has been used or operated in violation of Applicable Laws governing Hazardous Substances.

                  (n) Environmental Indemnity. Landlord agrees to indemnify, defend (by counsel reasonably acceptable to Tenant), protect and hold harmless Tenant, BPI, and any party affiliated with Tenant from and against any and all claims, judgments, liabilities, losses, costs and expenses (including without limitation, reasonable attorneys' fees and court costs) arising from, or in connection with: (i) any storage or usage of any Hazardous Substances by Landlord (or its employees, agents, contractors, invitees or licensees) in, on or about the Leased Premises; (ii) any transportation of any Hazardous Substances to or from the Leased Premises by Landlord (or its employees, agents, contractors, invitees or licensees); or (iii) the inaccuracy of any of the representations set forth in Subsection 26(m). The claims, judgments, liabilities, losses, costs and expenses from and against which Landlord has agreed to indemnify, defend, protect and hold harmless Tenant and any party affiliated with Tenant under this Subsection shall include the following: (i) any obligation or liability of Landlord or Tenant under any of the Applicable Laws to remove any Hazardous Substance or contaminated soil or groundwater from the Leased Premises, "clean up" any contamination of the soil or the groundwater in, on or under the Leased Premises, or perform any monitoring or remediation of or for the Leased Premises; (ii) all charges, fines or penalties imposed by governmental authority or under any of the Applicable Laws governing Hazardous Substances; and (iii) all claims by, and liabilities to, any third party. Landlord agrees, at its cost and expense, and in accordance with Applicable Laws, to monitor, remediate, and pay any charges, fines, or penalties related to, any Hazardous Substances or petroleum products present at, on, or under, or released from the soil or groundwater of, the Leased Premises or the Park prior to the Commencement Date; provided that the presence of such Hazardous Substances or petroleum products is not related to any action or omission of Tenant or its employees, agents, contractors, invitees or licensees. The obligations of Landlord under this Subsection shall survive the expiration or earlier termination of this Lease.

                  (o) Expansion Option. The terms and conditions of Tenant's option to expand the Leased Premises are set forth on the attached Exhibit J.

                  (p) Purchase Option. The terms and conditions of Tenant's option to purchase the Leased Premises are set forth on the attached Exhibit M.

              (q) Title Insurance Policy. Landlord shall provide to Tenant a leasehold policy of title insurance in amounts and with coverages reasonably acceptable to Tenant.

              27. LANDLORD CONVEYANCE. Landlord shall not cause or permit any conveyance or transfer of fee title to the Leased Premises, without the prior written consent of Tenant, which consent shall not be withheld or delayed unreasonably; provided that the terms and conditions of this Section shall not apply to: (a) any changes in the ownership of Landlord, so long as Michael G. Browning ("Browning") remains in control of Landlord; (b) conveyances or transfers to another entity controlled by Browning or that result from the death of Browning; or (c) conveyances or transfers to an individual or entity that has the financial wherewithal at the time of the conveyance or transfer to satisfy the obligations of Landlord under this Lease. Notwithstanding anything set forth herein, the terms and conditions of this Section shall not apply to, or limit or affect in any manner: (a) any Mortgage Lien; (b) the right or ability of Landlord to finance or refinance the Leased Premises, the Building or the Parcel and encumber the Leased Premises with a Mortgage Lien securing such financing or refinancing; (c) the rights and remedies of any mortgage lender or lien holder under, or with respect to, a Mortgage Lien or the financing or refinancing that the Mortgage Lien secures or the ability of the mortgage lender or lien holder to exercise such remedies (including without limitation, foreclosure of any Mortgage Lien or acceptance of a deed in lieu of foreclosure); or (d) the performance by Tenant of its obligations under Section 22. Notwithstanding anything set forth herein, after fee title to the Leased Premises has been conveyed or transferred as permitted by this Section to an individual or entity who or that is not Browning or controlled by Browning, this Section shall have no further force or effect.

                  IN WITNESS WHEREOF, the parties have executed or caused the execution of this Lease by their respective officers duly authorized as of the day and year first above written.


                                   LANDLORD:

                                   AIRTECH PARKWAY ASSOCIATES, LLC


                                   By:  /S/ Michael G. Browning
                                      -----------------------------------

                                   Printed:  Michael G. Browning
                                           ------------------------------

                                   Title:    Member
                                         --------------------------------

                                        TENANT:

                                        BRIGHTPOINT NORTH AMERICA, INC.

                                        By:  /s/ Steven E. Fivel
                                           ----------------------------

                                        Printed: Steven E. Fivel
                                                -----------------------

                                        Title: Vice President
                                              -------------------------

                                   EXHIBIT A-1

                                  PARCEL & PARK
                     Brightpoint Lot, Airtech Business Park

                          Graphic cannot be reproduced

                                   EXHIBIT A-2

                               PARCEL DESCRIPTION

                                LAND DESCRIPTION

A part of the land of Six Points Associates, LLC, recorded in Volume 3, pages 84-93 and a part of the land of Six Points Associates, LLC recorded in Deed Book 337, pages 610-611 in the Office of the Recorder in Hendricks County, Indiana and a part of the Southeast quarter of Section 30, the Southwest quarter of
Section 29, the Northwest quarter of Section 32 and the Northeast quarter of
Section 31 all in Township 15 North, Range 2 East of the Second Principal Meridian in Guilford Township, Hendricks County, Indiana more particularly described as follows:

Commencing at the Southeast corner of said Northeast quarter of Section 31, a Hendricks County disk found per County Surveyor; thence along the South line of said Northeast quarter of Section 31, South 89 degrees 38 minutes 49 seconds West (assumed bearing) 86.51 feet; thence North 00 degrees 19 minutes 50 seconds East 85.31 feet; thence continue North 00 degrees 19 minutes 50 seconds East 2387.15 feet to the POINT OF BEGINNING; thence continue North 00 degrees 19 minutes 50 seconds East 1194.98 feet; thence South 89 degrees 52 minutes 01 seconds East 1084.14 feet; thence South 00 degrees 07 minutes 59 seconds West
988.42 feet to the South line of said Southwest quarter of Section 29; thence along said South line South 89 degrees 52 minutes 01 seconds East 331.39 feet to the East line of the West half of said Northwest quarter of Section 32; thence along said East line South 00 degrees 21 minutes 12 seconds West 710.48 feet; thence North 89 degrees 40 minutes 10 seconds West 254.50 feet; thence parallel with said East line North 00 degrees 21 minutes 12 seconds east 499.03 feet; thence North 89 degrees 40 minutes 10 seconds West 1164.14 feet to the POINT OF BEGINNING, containing 34.362 acres.

                                   EXHIBIT A-3
                             SITE PLAN WITH BUILDING
                                Expansion Parcel

                          Graphic Cannot be Reproduced

                                    EXHIBIT B

                                    BASE RENT

Base Rent during the Initial Lease Term shall be:

                  Commencement Date - Year 3  $2,519,199 per annum
                  Year 4 - Year 7             $2,782,600 per annum
                  Year 8 - Year 11            $3,240,063 per annum
                  Year 12 - Year 15           $3,771,082 per annum
                  Year 16 - Expiration Date   $4,302,626 per annum

Base Rent during each Extension Term shall be the lower of the Fair Market Rental (as defined below) or the following amounts (the "Fixed Rental Rate"):

                  First Extension Term        $9.80 per square foot per annum
                  Second Extension Term       $11.05 per square foot per annum
                  Third Extension Term        $12.57 per square foot per annum
                  Fourth Extension Term       $14.10 per square foot per annum
                  Fifth Extension Term        $16.10 per square foot per annum

provided that the Base Rent shall not be lower than $3,787,056 per annum during any Extension Term (the "Minimum Extension Rent").

The "Fair Market Rental" shall be the per annum rate of minimum rent on or about the Extension Date for comparable office and distribution/warehouse space in buildings at comparable locations in the Park or within a radius of ten miles from the Leased Premises, excluding amounts attributable to amortization of brokerage fees, tenant finish costs, or tenant inducements paid or provided by landlords of such buildings.

If Tenant exercises its option to extend the term of this Lease pursuant to
Section 2 hereof, then, on or before the date that is one month after the Extension Date, Landlord shall deliver to Tenant written notice setting forth its good faith determination of the Fair Market Rental (the "Fair Market Rental Notice"). Within 15 days after Landlord delivers the Fair Market Rental Notice to Tenant, Tenant shall deliver to Landlord written notice accepting or rejecting Landlord's determination of the Fair Market Rental. If Tenant fails to so notify Landlord, then Tenant shall be deemed to have accepted Landlord's determination as the Fair Market Rental for the purposes of this Exhibit, and the Term shall be extended pursuant to Section 2 of this Lease. If Tenant rejects Landlord's determination of the Fair Market Rental in accordance with the terms and conditions of this Exhibit, then, within 15 days thereafter, Landlord and Tenant jointly shall appoint a qualified, independent MAI appraiser (the "Qualified Appraiser"). If Landlord and Tenant are unable to agree upon the Qualified Appraiser within the specified period, then, within 15 days thereafter: (a) Landlord and Tenant each shall appoint a Qualified Appraiser; and (b) the Qualified Appraisers appointed by Landlord and Tenant jointly shall appoint an additional Qualified Appraiser (collectively, the "Appraiser Panel"). Within one month after the date on which the Qualified Appraiser or the Appraiser Panel, as the case may be, is appointed, the Qualified Appraiser or the Appraiser Panel, as the case may be, shall determine the Fair Market Rental with respect to the Leased Premises. The determination of the Qualified Appraiser or the Appraiser Panel, as the case may be, shall be the Fair Market Rental for the purposes of this Exhibit. Within 15 days after the Qualified Appraiser or the Appraiser Panel, as the case may be, determines the Fair Market Rental, Tenant shall deliver to Landlord written notice confirming or rescinding the exercise of its option to extend the Term. If Tenant fails to so notify Landlord, then: (a) Tenant shall be deemed to have confirmed the exercise of its option to extend the Term; and (b) the Term shall be extended pursuant to Section 2 of this Lease. All costs and fees incurred to have the Qualified Appraiser or the Appraiser Panel determine the Fair Market Rental shall be split equally between Landlord and Tenant; provided that, if: (a) the Fair Market Rental, as determined by the Qualified Appraiser or the Appraiser Panel, as applicable, is equal to or greater than Landlord's determination of the Fair Market Rental, as set forth in the Fair Market Rental Notice; and (b) Tenant rescinds the exercise of its option to extend the Term; then Tenant shall pay all such costs and fees.

                                    EXHIBIT C

                              CONSTRUCTION SCHEDULE
                          Graphic Cannot be Reproduced

Brightpoint 2000/Warehouse

Arch/Eng
Excavation/Site Prep.
Site Utilities
Footing & Foundations
Slab on Grade
Order/Fab. & Erect Structural
Precast/Brick/Dryvet
Roof
Caulking
Alum. & Glazing
Door Frames
Doors & Hardware
Interior Wall Framing
Drywall
Ceramic Tile
Carpet
Vinyl Tile
Ceilings
Painting
Overhead Doors
Plumbing Underground
Plumbing
Electrical Underground
Electrical
HVAC
Fire Protection
Signage
Site Concrete
Asphalt Paving
Landscaping
Punch List

                                    EXHIBIT C

                          CONSTRUCTION SCHEDULE-PAGE 2
                          Graphic Cannot be Reproduced


Brightpoint 2000/ Office

Arch/Eng
Slab on Grade
Precast
Roof
Caulking
Alum. & Glazing
Door Frames
Doors & Hardware
Interior Wall Framing
Drywall
Ceramic Tile
Carpet
Vinyl Tile
Ceilings
Painting
Wall covering
Plumbing Underground
Plumbing
Electrical Underground
Electrical
HVAC
Fire Protection
Telephone Install
Punch List

                                   EXHIBIT D-1

                                 LANDLORD'S WORK


The Landlord will construct the building in accordance with the plans and specifications prepared by CSO Architects & Interiors, Inc. which include:

    Plan Index                                                        Last Revision Date
    ----------                                                        ------------------
    SO/SOA            General Notes/Typical Details                       07/27/98
    S1                Composite Foundation                                07/27/98
    S1A               Foundation Plan, Area A                             07/27/98
    S1B               Foundation Plan, Area B                             07/27/98
    S1C               Foundation Plan, Area C                             07/27/98
    S1D               Foundation Plan, Area D                             07/27/98
    S1E               Foundation Plan, Area E                             07/27/98
    S1F               Foundation Plan, Area F                             07/27/98
    S2                Composite Mezzanine Plan                            07/27/98
    S2A               Second Floor Framing Plan, Area A                   07/27/98
    S2B               Second Floor Framing Plan, Area B                   07/27/98
    S3                Composite Roof Framing Plan                         07/27/98
    S3A               Roof Framing Plan, Area A                           07/27/98
    S3B               Roof Framing Plan, Area B                           07/27/98
    S3C               Roof Framing Plan, Area C                           07/27/98
    S3D               Roof Framing Plan, Area D                           07/27/98
    S3E               Roof Framing Plan, Area E                           07/27/98
    S3F               Roof Framing Plan, Area F                           07/27/98
    S4-S5A            Sections and Details                                07/27/98
    S6                Steel Elevations                                    07/27/98
    A101              Overall Floor Plan                                  08/05/98
    A102              Overall Roof Plan                                   08/05/98
    A201              First Floor Area "A"                                08/05/98
    A202              First Floor Area "B"                                08/05/98
    A203              First Floor Area "C"                                08/05/98
    A204              First Floor Area "D"                                08/05/98
    A205              First Floor Area "E"                                08/05/98
    A206              First Floor Area "F"                                08/05/98
    A207              Enlarged Office Area "G"                            08/05/98
    A208              Enlarged Office Area "H"                            07/06/98
    A209              Enlarged Second Floor Office Area "G"               08/05/98
    A210              Enlarged Second Floor Office Area "H"               08/05/98
    A211              Enlarged Stair Plans and Details                    08/05/98
    A212              Enlarged Warehouse Restroom Plans                   08/05/98
    A301              Elevations                                          08/05/98
    A302              Enlarged Elevations                                 08/05/98
    A401              Warehouse Wall Sections                             08/05/98
    A402              Office Wall Sections                                08/05/98
    A403              Details                                             08/05/98
    A404              Interior Wall Sections                              08/05/98
    A501/502          Door and Frame Schedules/Details                    08/05/98


                                   EXHIBIT D-2

                               TENANT FINISH WORK



The Landlord will provide the following allowances for completion of the Tenant Finish Work:

         100,500 square feet of office space         $3,588,654
         395,240 square feet of warehouse space      $1,289,504

Any cost savings for the Tenant Improvements as a result of a reduction in scope will reduce the Base Rent for the Initial Lease Term by the difference between the Allowances and the total cost of the Tenant Finish Work. Such reduction shall be calculated in the same manner as the Base Rent. The allowance provides for the finish out of 90,500 square feet of office. The second floor of the office will have 10,000 square feet of unfinished space.

                                   EXHIBIT D-3

                               TENANT FINISH WORK



The Landlord will complete the Tenant Finish Work for the office in accordance to the plans prepared by Carson Design Associates, Inc. and dated September 8, 1998, which include:

       IN201A           1st Floor Plan, South
       IN201B           1st Floor Plan, North
       IN202A           2nd Floor Plan, South
       IN202B           2nd Floor Plan, North
       IN211A           1st Floor Ceiling Plan, South
       IN211B           1st Floor Ceiling Plan, North
       IN212A           2nd Floor Ceiling Plan, South
       IN212B           2nd Floor Ceiling Plan, North
       IN231A           1st Flr. Floor Pattern Plan, South
       IN231B           1st Flr. Floor Pattern Plan, North
       IN232A           2nd Flr. Floor Pattern Plan, South
       IN232B           2nd Flr. Floor Pattern Plan, North
       IN301            Interior Elevations
       IN302            Interior Elevations
       IN401            Wall Sections/Types
       IN402            Miscellaneous Details
       IN403            Miscellaneous Details
       IN404            Miscellaneous Details


The Landlord will complete the Tenant Finish Word for the warehouse in accordance with plans and specifications to be prepared at a subsequent date and to be attached to this Exhibit D-3 as an amendment.

                                   EXHIBIT D-4

                                  CHANGE ORDERS

1. Tenant may propose one or more changes to the Construction Plans by submitting to Landlord a written change order request (the "Change Order Request"). With respect to the changes proposed in each individual Change Order Request (the "Proposed Changes"), Landlord may evaluate: (a) all costs that would be incurred to implement the Proposed Changes (including loan extension commissions and fees, and additional debt service on construction loans) (the "Change Order Costs"); (b) all savings that would result from implementing the Proposed Changes (the "Change Order Savings"); (c) any delay that would result from completing the Proposed Changes; and (d) whether the Proposed Changes would: (i) materially affect the number of rentable square feet in the Building;
(ii) materially affect the quality of the materials used in the foundation, floor structure, exterior walls, structural steel, roof, or other structural parts of the Building; (iii) materially change the "footprint" of the Building; or (iv) otherwise materially change the scope of Landlord's Work (collectively, the "Material Scope Change(s)").

2. Landlord shall approve an individual Change Order Request, unless Landlord reasonably concludes that: (a) implementing the Proposed Changes will cause a delay in the completion of Landlord's Work; or (b) the Proposed Changes constitute a Material Scope Change. Within ten business days after receipt of the Change Order Request, Landlord shall deliver to Tenant a written notice stating: (a) whether Landlord approves or disapproves the Change Order Request;
(b) the amount of the Change Order Costs; (c) the amount of the Change Order Savings; and (d) if Landlord disapproves the Change Order Request, the specific basis for the disapproval. If: (a) Landlord disapproves the Change Order Request solely on the basis that implementing the Proposed Changes will cause a delay in the completion of Landlord's Work; and (b) Tenant agrees to extend the periods, dates, and deadlines applicable with respect to the completion of Landlord's Work, including the periods, dates, and deadlines set forth in Subsection 6(l) with respect to completion delays, one day for each day of delay as a result of implementing the Proposed Changes; then the Proposed Changes shall be implemented notwithstanding Landlord's disapproval. If: (a) Landlord approves an individual Change Order Request; and (b) the Change Order Costs resulting from the Proposed Changes exceed the Change Order Savings resulting from the Proposed Changes; then Tenant shall reimburse Landlord on demand for all Change Order Costs in excess of Change Order Savings, as such Change Order Costs are incurred. Changes to the Construction Plans proposed by Tenant and approved by Landlord, or implemented notwithstanding Landlord's disapproval, shall be implemented on a "cost plus 10%" basis. Such 10% addition shall be: (a) for overhead and profit of the general contractors and the subcontractors; and (b) included as a Change Order Cost.

3. If Landlord approves a Change Order Request, then Tenant shall have five business days within which to deliver to Landlord a written notice stating its desire to execute a change order finalizing the inclusion of the Proposed Changes into the

Construction Plans (the "Change Order"). If Tenant delivers such a written notice to Landlord within the specified period, then Landlord and Tenant shall execute the Change Order. If Tenant does not deliver such a written notice to Landlord within the specified period, then Tenant shall be deemed to have abandoned its Change Order Request, and Landlord's Work shall be completed in accordance with the then current Construction Plans. If Tenant abandons, or is deemed to have abandoned, its Change Order Request, then Tenant promptly shall reimburse Landlord for any reasonable costs incurred by Landlord as a result of the evaluation by Landlord of the Change Order Request.

4. Landlord may make changes to the Construction Plans if such changes are required: (a) by the Applicable Laws; or (b) to correct mistakes or inadequacies in the Construction Plans (the "Landlord Permitted Change(s)"); by submitting to Tenant a Change Order Request setting forth the Proposed Changes. If Landlord delivers to Tenant a Change Order Request with respect to a Landlord Permitted Change, then Tenant shall have ten business days within which to evaluate the Change Order Request and confirm that the Proposed Changes are Landlord Permitted Changes; provided that, if Tenant fails to: (a) object in writing to the Change Order Request within the stated period; or (b) state in such writing the specific basis for objecting to the Change Order Request; then Tenant shall be deemed to have confirmed that the Proposed Changes are Landlord Permitted Changes. If Tenant confirms, or is deemed to have confirmed, that the Proposed Changes are Landlord Permitted Changes, then Landlord and Tenant shall execute a Change Order. Landlord Permitted Changes shall be implemented at the expense of Landlord, and shall not result in an increase in Rent.

                                    EXHIBIT E

                                Acceptance Letter


Airtech Parkway Associates, LLC
--------------------------------

--------------------------------


                                RE:     Leased Premises located at Airtech Park

Gentlemen:

         The undersigned, as "Tenant" under that certain Lease dated ____________________, 1998, made with Airtech Parkway Associates, LLC, an Indiana limited liability company (the "Landlord"), hereby certifies:

1. That the Leased Premises have been substantially completed in accordance with the terms and conditions of the Lease, subject to Latent Defects, Punch-List items listed on Schedule I, attached hereto, and Warranty Items;

1. That Tenant has accepted possession of the Leased Premises, subject to the terms and conditions of the Lease and to Latent Defects, Punch-List items listed on Schedule I, and Warranty Items, and Tenant now occupies the Leased Premises;

1. That Tenant has paid to Landlord all required amounts for allowance overages and change orders, and the final schedule of Base Rent is attached hereto as
Schedule II; and

1. The Commencement Date of the Lease is ______________________________, _____.


Dated: __________________________, 2000


                                     TENANT:


                                     By:

                                     Printed:

                                     Title:

     Accepted and agreed to by:         LANDLORD:


                                        By:

                                        Printed:

                                        Title:

                                    EXHIBIT G

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

                  This Subordination, Non-Disturbance, and Attornment Agreement (the "Agreement"), dated the ____ day of __________, 199__, by and among ______________________________ (the "Mortgagee"), ______________________________
(the "Landlord") and ______________________________, (the "Tenant"), having its principal place of business at ________________________________, WITNESSES:

                  WHEREAS, Tenant has entered into a lease dated the ___ day of __________, 199_ (the "Lease"), pursuant to which Tenant has leased certain premises located at ___________________________, as more particularly described in the Lease (the "Leased Premises");

                  WHEREAS, Mortgagee has agreed to make a mortgage loan in the amount of $___________ (the "Mortgage") to ____________________, the "Landlord"
under the Lease;

                  WHEREAS, Tenant desires to be assured of the continued use and occupancy of the Leased Premises under the terms of the Lease; and

                  WHEREAS, Mortgagee agrees to such continued use and occupancy by Tenant; provided that Tenant agrees to recognize and attorn to Mortgagee or to the purchaser in the event of foreclosure or otherwise;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Mortgagee and Tenant agree as follows:

1. The Lease is and shall be subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements, and extension of the Mortgage, to the full extent of amounts secured thereby and interest thereon.

2. Tenant agrees that, in the event any proceedings are brought for the foreclosure of the Mortgage, it will attorn to the purchaser at such foreclosure sale and recognize such purchaser by virtue of such foreclosure to be deemed to have assumed and agreed to be bound, as substitute landlord, by the terms and conditions of the Lease, until the resale or other disposition of its interest by such purchaser, except that: (a) such assumption shall not be deemed of itself to be an acknowledgment by such purchaser of the validity of any then existing claims of Tenant against the prior landlord, or the release by Tenant of such claims against the prior landlord; and (b) such purchaser shall remain liable after the resale or other disposition of its interest for defaults by such purchaser after such foreclosure sale and before such resale or other disposition. All rights and obligations herein and hereunder shall continue as though such foreclosure proceedings had not been brought, except as aforesaid. Tenant agrees to execute and deliver to any such purchaser such further assurances and all other documents, including a new lease upon the same terms and conditions as the Lease, confirming the foregoing as such purchaser reasonably may request, except that entering into such new lease shall not be deemed of itself to release the claims of Tenant against the prior landlord under the Lease.

3. So long as there is no uncured Tenant Default under the terms and conditions of the Lease, the right of possession of Tenant to the Leased Premises, and the terms and conditions of the Lease, shall not be affected or disturbed by Mortgagee in the exercise of its rights and remedies under the Mortgage. If it should become necessary to foreclose the Mortgage, or if Mortgagee otherwise should come into possession of the Leased Premises, then Mortgagee will not join Tenant under the Lease in summary or foreclosure proceedings, and will not disturb the use and occupancy of Tenant under the Lease, so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond the applicable notice and cure period, and has not prepaid the rent except monthly in advance as provided by the terms of the Lease.

4. Tenant agrees to give Mortgagee, by certified mail, a copy of any notice of default served upon Landlord; provided that, prior to such notice, Tenant has been notified in writing of the address of Mortgagee. Tenant further agrees that Mortgagee shall have the right to cure any such default on behalf of the Landlord.

5. The subordination of Tenant's leasehold estate to the lien of the Mortgage shall not subordinate in any way the rights of Tenant with respect to any insurance proceeds payable by reason of a casualty loss to the Leased Premises or to any of the property of Tenant located therein or thereon. Such subordination shall not subordinate in any way any rights of Tenant for recovery of any sums due to Tenant under the terms and conditions of the Lease as a result of an exercise, or threat of exercise, of the power of eminent domain. Mortgagee agrees that the terms and conditions of the Lease shall govern the rights of Tenant with respect to casualty insurance proceeds and recoveries due to eminent domain.

6. Mortgagee or the ultimate purchaser shall not be or become subject to any liability or obligation under the Lease or otherwise by virtue of this Agreement until Mortgagee or such purchaser shall have acquired the interest of Landlord in the Leased Premises, by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing subsequent to the date that Mortgagee or such purchaser has acquired the interest of Landlord in the Leased Premises.

7. Nothing contained in this Agreement shall be construed as limiting the right of Tenant to offset claims against the Landlord against the rents, as expressly provided in Section 20 of the Lease.

8. All notices required under this Agreement shall be deemed to be properly served if such notices are in writing, and are delivered personally or sent by certified mail, return receipt requested, to Tenant at: __________________________, Attention: _______________; to
         Landlord____________ at: __________________________, Attention:
         _______________; and to Mortgagee               at:
         __________________________, Attention:________________. Any party hereto may change its address for purposes of notice by delivering notice to the other parties in the manner set forth in this Section. The date of service for notice sent by certified mail shall be the date on which such notice is deposited with the United States Postal Service.


                  The provisions of this Agreement are binding upon, and shall inure to the benefit of, the successors and assigns of Mortgagee, Landlord, and Tenant.

                  IN WITNESS WHEREOF, Mortgagee, Landlord, and Tenant have executed this Agreement as of the day and year first written above.

                                        MORTGAGEE:
                                                  ------------------------------

                                        By:
                                           -------------------------------------
                                        Printed:
                                                --------------------------------
                                        Title:
                                              ----------------------------------
                                        TENANT:
                                               ---------------------------------


                                        By:
                                           -------------------------------------
                                        Printed:
                                                --------------------------------
                                        Title:
                                              ----------------------------------
                                        LANDLORD:
                                                 -------------------------------

                                           -------------------------------------


                                       By:
                                          --------------------------------------
                                       Printed:
                                               ---------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT H

                              ESTOPPEL CERTIFICATE


TO: _________________________ (the "Mortgagee") and __________________________
(the "Landlord")

THIS IS TO CERTIFY THAT:

1. The undersigned is the tenant (the "Tenant") under that certain lease dated _______________, 199_ (the "Lease"), by and between Landlord and Tenant, with respect to that certain premises commonly known as ____________________, and to which the Lease refers to as the "Leased Premises".

2. The Lease: (a) is valid and in full force and effect on the date hereof; (b) represents the entire agreement between Tenant and Landlord with respect to the Leased Premises; (c) is the only agreement between Landlord and Tenant affecting or relating to the Leased Premises; and (d) has not been modified, changed, altered, assigned, supplemented, or amended in any respect, except as indicated below (if none, state "none").
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

3. Tenant has no outstanding options or rights of first refusal to purchase the Leased Premises or any part thereof, or all or any part of the real property of which the Leased Premises is a part, except or the option to purchase the Leased Premises set forth in Exhibit M to the Lease.

4. Tenant has accepted and now occupies the Leased Premises, and is and has been conducting its business in the Leased Premises since _______________, 199_. The term of the Lease has commenced on _______________, 199_, and the expiration date of the term of the Lease (other than unexercised options to extend the Lease) will occur on _______________, 199_.

5. Tenant has not sublet the Leased Premises or any part thereof, or assigned any of its rights under the Lease, except as indicated below (if none, state "none"). _____________________________________

---------------------------------------------------------------------------
---------------------------------------------------------------------------

6. Tenant has paid rent for the Leased Premises for the period up to and including _______________, 199_. The current base rent payable by Tenant is $________ per month. No such rent has been paid more than one month in advance of its due date, except as indicated below (if none, state "none"). ___________

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

7. All conditions under the Lease to be performed by Landlord have been satisfied; no event has occurred, and no condition exists that, with the giving of notice or the lapse of time or both, will constitute a default under the Lease; and Tenant has no existing defenses, offsets, or credits against the enforcement of the Lease by Landlord or the payment of rent for the Leased Premises, except as indicated below (if none, state "none").
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

8. No actions, whether voluntary or otherwise, are pending against Tenant (or any general partner of Tenant if Tenant is a partnership) under the bankruptcy laws of the United States or any state thereof, except as indicated below (if none, state "none"). ____________________________________________________

------------------------------------------------------------------------------
------------------------------------------------------------------------------

9. Tenant's current notice address is: _______________________________________

------------------------------------------------------------------------------

10. The undersigned is authorized by all necessary action of Tenant to execute this Estoppel Certificate on behalf of Tenant.

                  Dated this ____ day of __________, 199_.


                                            TENANT:
                                                   -----------------------------
                                            By:
                                               ---------------------------------
                                            Printed:
                                                    ----------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT I

                             PERMITTED ENCUMBRANCES


1.       Taxes for 1998 payable 1999, now a lien, not yet due and payable.

2. Subject to the following, as disclosed by preliminary survey, Project No. 98036, by Fink Roberts & Petrie, Inc.:

         (a) Existing fence lying 0.3 feet west of subject tract's surveyed eastline;
         (b) An overlap of 1.58 feet along the north side of tract adjoining the Carlos L. Stout et al property (Book 266, page
                  482).

3.       Primary and Secondary Plats for Airtech Park.

                                    EXHIBIT J

                                OPTION TO EXPAND

                  During the first five years of the Initial Lease Term (the "Option Period"), Tenant shall have the option to: (a) require Landlord to construct a single expansion of the Building (the "Building Expansion") on that certain parcel of real estate comprised of approximately 13.33 acres and depicted and/or described on Exhibit A, attached hereto and incorporated herein by reference (the "Expansion Parcel"); and (b) lease from Landlord the Building Expansion and the Expansion Parcel (the "Expansion Premises"); all on the following terms and conditions (the "Expansion Option"):

                  1. BUILDING EXPANSION. The Building Expansion shall contain a minimum of 140,176 square feet of distribution/warehouse space; provided that the square footage of the distribution/warehouse space contained in the Building Expansion shall not exceed the maximum square footage of the distribution/warehouse space that can be constructed on the Expansion Parcel:
(a) in accordance with usual and customary site development and construction standards and techniques; and (b) in compliance with all Applicable Laws.

                  2. EXERCISE OF OPTION. Tenant may exercise its Expansion Option at any time during the Option Period, so long as Tenant is not in default hereunder, by providing written notice thereof to Landlord. If Tenant fails to exercise its Expansion Option in accordance with the terms and conditions of this Exhibit on or before the date on which the Option Period expires, then the Expansion Option shall terminate and shall have no further force or effect, without further notice from Landlord.

                  3. EXPANSION RENT. Tenant shall pay to Landlord an initial base rent (the "Expansion Rent") for the Expansion Premises during the term of the Expansion Lease in an amount that provides to Landlord a return on the total investment of Landlord in the Expansion Premises, including, without limitation:
(a) land acquisition costs for the Expansion Parcel at the current market cost of land when Tenant exercises its Expansion Option in accordance with the terms and conditions of this Exhibit (including closing and due diligence costs); (b) leasing commissions; (c) design, construction, and development costs; and (d) costs to finance the acquisition, construction, and development (including loan commissions and fees for the construction loan, debt service on the construction loan until 45 days after the Expansion Completion Date (as defined in Section 9 of this Exhibit), and the loan commissions and fees for the first permanent loan) (the "Landlord Investment"); with such return on the Landlord Investment being equal to the market "cap rate" required by institutional real estate investors at the time of the Expansion Completion Date from comparable distribution/warehouse projects leased to tenants of creditworthiness comparable to Tenant; provided that, in no case shall such return on the total investment be less than 11.4% per annum. The initial Expansion Rent, as determined in accordance with the terms and conditions of this Section and Sections 4 and 6 of this Exhibit, shall be increased whenever, during the Initial Lease Term or any Extension Term, Base Rent increases for the Leased Premises, on a compounded basis, to reflect a 2% annual increase. The Expansion Rent shall be payable in equal monthly installments and in accordance with the terms and conditions set forth in Section 3 of the Lease.

                 4. MARKET CAP RATE. If Tenant exercises the Expansion Option in accordance with the terms and conditions of this Exhibit, then, on or before the date that is one month after the date on which Tenant exercises the Expansion Option, Landlord shall deliver to Tenant written notice setting forth its good faith determination of the market "cap rate" as described in Section 3 of this Exhibit (the "Market Cap Rate Notice"). Within 15 days after Landlord delivers the Market Cap Rate Notice to Tenant, Tenant shall deliver to Landlord written notice accepting or rejecting Landlord's determination of the market "cap rate". If Tenant fails to so notify Landlord, then Tenant shall be deemed to have accepted Landlord's determination as the market "cap rate" for the purposes of this Exhibit. If Tenant rejects Landlord's determination of the market "cap rate" in accordance with the terms and conditions of this Exhibit, then, within 15 days thereafter, Landlord and Tenant jointly shall appoint a Qualified Appraiser. If Landlord and Tenant are unable to agree upon the Qualified Appraiser within the specified period, then, within 15 days thereafter: (a) Landlord and Tenant each shall appoint a Qualified Appraiser; and (b) the Qualified Appraisers appointed by Landlord and Tenant jointly shall appoint an additional Qualified Appraiser to constitute the Appraiser Panel. Within one month after the date on which the Qualified Appraiser or the Appraiser Panel, as the case may be, is appointed, the Qualified Appraiser or the Appraiser Panel, as the case may be, shall determine the market "cap rate" as described in Section 3 hereof. The determination of the Qualified Appraiser or the Appraiser Panel, as the case may be, shall be the market "cap rate" for the purposes of this Exhibit. All costs and fees incurred to have the Qualified Appraiser or the Appraiser Panel determine the market "cap rate" shall be split equally between Landlord and Tenant; provided that, if: (a) market "cap rate", as determined by the Qualified Appraiser or the Appraiser Panel, as the case may be, is equal to or greater than Landlord's determination of the market "cap rate"; and (b) Tenant rescinds the exercise of the Expansion Option; then Tenant shall pay all such costs and fees.

                  5. EXPANSION CONSTRUCTION. Landlord, at its cost and expense, shall construct the Building Expansion in accordance with: (a) plans and specifications jointly prepared by Landlord and Tenant and a construction schedule prepared by Landlord and approved by Tenant, all as approved by Landlord's mortgage lender or lien holder (the "Expansion Plans"); and (b) the terms and conditions set forth in Subsections 6(a) through and including 6(k) of the Lease and Section 7 of the Lease. Landlord and Tenant shall cooperate and act with reasonable diligence to complete such plans and specifications promptly after Tenant exercises its Expansion Option in accordance with the terms and conditions of this Exhibit. The general contractor for construction of the Building Expansion (the "Expansion Contractor") shall be: (a) selected by Landlord; and (b) subject to the prior written approval of Tenant, which approval shall not be withheld or delayed unreasonably; provided that, so long as Browning Construction, Inc., or its successor or assign ("BCI"), is controlled by its majority shareholder on the date hereof, BCI is approved by Tenant to be the Expansion Contractor. Landlord shall keep, at its primary place of business, a complete set of: (a) books and records of accounts with respect to the Building Expansion; and (b) the Expansion Plans (collectively, the "Records"). The Records shall be open to inspection and review by Tenant and its employees and agents at all reasonable times, and upon reasonable notice, during ordinary business hours.

                  6. EXPANSION CONTRACT. On or before the date that is one month after the date on which Tenant exercises the Expansion Option, Landlord and the Expansion Contractor shall execute a construction contract under which the Expansion Contractor, as the general contractor, shall construct the Building
Expansion: (a) on a "fixed price" basis, which will include an allowance for tenant improvements; and (b) in accordance with the Expansion Plans (the "Expansion Contract"). As the Expansion Plans are completed, the Expansion Contractor shall: (a) obtain pricing estimates from subcontractors and suppliers for the work detailed in the Expansion Plans; (b) provide to Tenant copies of such estimates; and (c) establish the "fixed price" under the Expansion Contract.

                  7. EXPANSION CONFIRMATION. As preliminary amounts of Landlord Investment and initial Expansion Rent become available, Landlord shall provide to Tenant written notice of such preliminary amounts. When: (a) the "fixed price" is established under the Expansion Contract; (b) a firm estimate of the Landlord Investment is available; and (c) the market "cap rate" has been established in accordance with the terms and conditions of Section 4 of this Exhibit, Landlord shall notify Tenant in writing of the "fixed price", the firm estimate of the Landlord Investment, the market "cap rate", and the initial Expansion Rent. Within 15 days after Landlord delivers such notice to Tenant, Tenant shall deliver to Landlord written notice confirming or rescinding the exercise of the Expansion Option. If Tenant fails to so notify Landlord, then Tenant shall be deemed to have confirmed the exercise of the Expansion Option. If Tenant rescinds the exercise of the Expansion Option, then Tenant shall pay:
(a) all costs and expenses of preparing the Expansion Plans; and (b) all other reasonable out-of-pocket costs and expenses incurred by Landlord with respect to the Expansion Plans, the Building Expansion or the exercise by Tenant of the Expansion Option.

                  8. EXPANSION LEASE. If Tenant confirms (or is deemed to confirm) the exercise of the Expansion Option, then, within 30 days after such confirmation (or deemed confirmation), Landlord and Tenant shall execute a lease of the Expansion Premises on the same terms and conditions as set forth in the Lease, to the extent applicable (the "Expansion Lease"), including: (a) such modifications to the form of the Lease as may be required to reflect the terms and conditions of this Exhibit and the obligations of Landlord and Tenant hereunder; and (b) terms and conditions providing that the Lease and the obligations of Tenant under the Expansion Lease are cross-defaulted with one another; provided that, at the option of Landlord, Landlord and Tenant within such period shall execute instead of the Expansion Lease an amendment to the Lease that: (a) expands the Building to include the Building Expansion and expands the Leased Premises to include the Expansion Parcel; (b) changes the Base Rent for the Building Expansion to the Expansion Rent (as hereinafter defined); and (c) includes such modifications to the Lease as may be required to reflect the terms and conditions of this Exhibit and the obligations of Landlord and Tenant hereunder.

                  9. LEASE TERMS. Upon execution by landlord and Tenant of the Expansion Lease, the Lease Term and the Expiration Date automatically shall be extended so that the remaining Lease Term is 20 years after the date that construction of the Building Expansion is substantially completed, as determined in accordance with the terms and conditions set forth in Subsections 6(c), 6(d), 7(d) and 7(e) of the Lease (the "Expansion Completion Date"). The term of the Expansion Lease shall be for a period commencing on the Expansion Completion Date, and ending on the date that the extended Lease Term expires, so that the Expansion Lease is coterminous with (ends on the same date as) the extended Lease Term. No act or agreement executed by Landlord or Tenant shall be necessary to effect an extension of the Lease Term pursuant to the terms and conditions of this Section; provided that each party shall execute upon request by the other an amendment to the Lease that memorializes such extension of the Lease Term. If the Expansion Completion Date occurs before the date that is five years after the

Commencement Date, then, during the period from the date that is the original Expiration Date to the date that is the extended Expiration Date, Base Rent for the original Leased Premises shall be the Base Rent that would be in effect under Exhibit B for the First Extension Term, and, if the Expansion Completion Date occurs on or after the date that is five years after the Commencement Date, then, during the period from the date that is the original Expiration Date to the date that is the extended Expiration Date, Base Rent for the original Leased Premises shall be the Base Rent that would be in effect under Exhibit B for the First Extension Term and then for the Second Extension Term. If the Expansion Completion Date occurs before the date that is five years after the Commencement Date, then the length of the First Extension Term automatically shall be reduced by the length of the period from the date that is the original Expiration Date to the date that is the extended Expiration Date. If the Expansion Completion Date occurs on or after the date that is five years after the Commencement Date, then: (a) the First Extension Term shall be deemed to have expired before the extended Expiration Date; (b) the length of the Second Extension Term automatically shall be reduced by the length of the period from the date that would have been the expiration of the First Extension Term to the date that is the extended Expiration Date; and (c) Tenant shall have the option to extend the Lease Term for a Fifth Extension Term. Tenant shall have no option to extend the Lease Term for a Fifth Extension Term, unless the Expansion Completion Date occurs on or after the date that is five years after the Commencement Date.

                  10. UNDERWRITING CONDITION. The obligations of Landlord under this Exhibit are contingent upon the ability and willingness of Landlord's mortgage lenders or lien holders to underwrite and extend to Landlord construction and permanent loans at market rates of interest, for market loan terms, and with market amortization periods, based on the creditworthiness of Tenant at the time that Tenant exercises its Expansion Option in accordance with the terms and conditions of this Exhibit. If the creditworthiness of Tenant is adequate for Landlord to obtain such loans, then the contingency set forth in this Section shall be satisfied, notwithstanding the inability of Landlord to obtain such loans for any other reason.

                  11. MISCELLANEOUS PROVISIONS. All capitalized words that are used in this Exhibit and that are not defined herein shall have the meanings ascribed to such words in the Lease. Notwithstanding any term or condition of the Lease, if: (a) the Lease is assigned to a party that is not a wholly-owned subsidiary of BPI; or (b) the Leased Premises is sublet in whole or in part to such a party; then the Expansion Option shall terminate and shall have no further force or effect, without further notice from Landlord.

                               PARCEL DESCRIPTION

                                LAND DESCRIPTION

A part of the land of Six Points Associates, LLC, recorded in Volume 3, pages 84-93 and a part of the land of Six Points Associates, LLC recorded in Deed Book 337, pages 610-611 in the Office of the Recorder in Hendricks County, Indiana and a part of the Southeast quarter of Section 30, the Southwest quarter of
Section 29, the Northwest quarter of Section 32 and the Northeast quarter of
Section 31 all in Township 15 North, Range 2 East of the Second Principal Meridian in Guilford Township, Hendricks County, Indiana more particularly described as follows:

Commencing at the Southeast corner of said Northeast quarter of Section 31, a Hendricks County disk found per County Surveyor; thence along the South line of said Northeast quarter of Section 31, South 89 degrees 38 minutes 49 seconds West (assumed bearing) 86.51 feet; thence North 00 degrees 19 minutes 50 seconds East 85.31 feet; thence continue North 00 degrees 19 minutes 50 seconds East 2387.15 feet to the POINT OF BEGINNING; thence continue North 00 degrees 19 minutes 50 seconds East 1194.98 feet; thence South 89 degrees 52 minutes 01 seconds East 1084.14 feet; thence South 00 degrees 07 minutes 59 seconds West
988.42 feet to the South line of said Southwest quarter of Section 29; thence along said South line South 89 degrees 52 minutes 01 seconds East 331.39 feet to the East line of the West half of said Northwest quarter of Section 32; thence along said East line South 00 degrees 21 minutes 12 seconds West 710.48 feet; thence North 89 degrees 40 minutes 10 seconds West 254.50 feet; thence parallel with said East line North 00 degrees 21 minutes 12 seconds east 499.03 feet; thence North 89 degrees 40 minutes 10 seconds West 1164.14 feet to the POINT OF BEGINNING, containing 34.362 acres.

                                    EXHIBIT K

                                 PARK ASSESSMENT



The Park Assessments for Airtech Park to provide service pursuant to the Declaration of Covenants & Easements shall be $0.05 for years 1-3 of the Lease. Such assessments shall not increase by more than $0.01 per year for the remainder of the Lease Term.

                                    EXHIBIT L

                                 PERMITTED USES



See the following I-2 Office/Warehouse Distribution, Article 2.13. of the town of Plainfield, Indiana Zoning Code.

                                    EXHIBIT M

                               OPTION TO PURCHASE

                  So long as Tenant is not in default hereunder, Tenant shall have a one-time option to purchase the Leased Premises for the Fair Market Value (as defined below) upon the expiration of the Initial Lease Term and on the following terms and conditions (the "Purchase Option"):

                  1. EXERCISE OF OPTION. Tenant shall exercise the Purchase Option by providing written notice thereof to Landlord at least one year prior to the expiration of the Initial Lease Term (the "Exercise Date"). If Tenant fails to exercise the Purchase Option on or before the Exercise Date, then the Purchase Option shall terminate and have no further force or effect, without notice from Landlord. Notwithstanding anything to the contrary set forth herein, Tenant simultaneously may exercise the Purchase Option and its option to extend the Lease Term for one or more Extension Terms.

                  2. CLOSING OF PURCHASE. If Tenant exercises the Purchase Option on or before the Exercise Date and otherwise in accordance with the terms and conditions of this Exhibit, then, on the date that the Initial Lease Term expires: (a) Tenant shall pay to Landlord in cash or by wire transfer an amount equal to the Fair Market Value of the Leased Premises; (b) Landlord shall convey the Leased Premises to Tenant by warranty deed, subject only to Real Estate Taxes and Park Assessments, the Permitted Encumbrances and any rights, interests or matters arising under, by or through Tenant or to which Tenant has consented;
(c) Landlord and Tenant shall execute and deliver such other documents and instruments as are customary at the time, or required by the Applicable Laws at the time, to close a sale and purchase of commercial real estate in the Indianapolis metropolitan area, including, without limitation, a vendor's affidavit and non-foreign affidavit in the customary forms; (d) Landlord, at its cost and expense, shall deliver to Tenant an owner's policy of title insurance insuring that fee title to the Leased Premises is vested in Tenant, subject only to Real Estate Taxes and Park Assessments, the Permitted Encumbrances and any rights, interests or matters arising under, by or through Tenant or to which Tenant has consented; and (e) Real Estate Taxes and Park Assessments shall be prorated as of such date, and allocated between Landlord and Tenant. Real Estate Taxes shall be prorated on the basis of when the Real Estate Tax first became a lien on the Leased Premises.

                  3. FAIR MARKET VALUE. The "Fair Market Value" of the Leased Premises shall be the amount on or about the Exercise Date that an independent third-party purchaser would pay for the Leased Premises in a negotiated arms-length transaction, presuming that the Leased Premises is leased for the per annum rates of minimum rent on and after the Exercise Date for comparable office and distribution/warehouse space in buildings at comparable locations in the Park or within a radius of ten miles from the Leased Premises. If Tenant exercises the Purchase Option in accordance with the terms and conditions of this Exhibit, then, on or before the date that is one month after the date on which Tenant exercises the Purchase Option, Landlord shall deliver to

Tenant written notice setting forth its good faith determination of the Fair Market Value of the Leased Premises (the "Fair Market Value Notice"). Within 15 days after Landlord delivers the Fair Market Value Notice to Tenant, Tenant shall deliver to Landlord written notice accepting or rejecting Landlord's determination of the Fair Market Value. If Tenant fails to so notify Landlord, then Tenant shall be deemed to have accepted Landlord's determination as the Fair Market Value for the purposes of this Exhibit. If Tenant rejects Landlord's determination of the Fair Market Value in accordance with the terms and conditions of this Exhibit, then, within 15 days thereafter, Landlord and Tenant jointly shall appoint a Qualified Appraiser. If Landlord and Tenant are unable to agree upon the Qualified Appraiser within the specified period, then, within 15 days thereafter: (a) Landlord and Tenant each shall appoint a Qualified Appraiser; and (b) the Qualified Appraisers appointed by Landlord and Tenant jointly shall appoint an additional Qualified Appraiser to constitute the Appraiser Panel. Within one month after the date on which the Qualified Appraiser or the Appraiser Panel, as the case may be, is appointed, the Qualified Appraiser or the Appraiser Panel, as the case may be, shall determine the Fair Market Value of the Leased Premises. The determination of the Qualified Appraiser or the Appraiser Panel, as the case may be, shall be the Fair Market Value for the purposes of this Exhibit. Within 15 days after the Qualified Appraiser or the Appraiser Panel, as the case may be, determines the Fair Market Value, Tenant shall deliver to Landlord written notice confirming or rescinding the exercise of the Purchase Option. If Tenant fails to so notify Landlord, then: (a) Tenant shall be deemed to have confirmed the exercise of the Purchase Option; and (b) Landlord and Tenant shall close the purchase and sale of the Leased Premises in accordance with the terms and conditions of Section 2 of this Exhibit. All costs and fees incurred to have the Qualified Appraiser or the Appraiser Panel determine the Fair Market Value shall be split equally between Landlord and Tenant; provided that, if: (a) the Fair Market Value of the Leased Premises, as determined by the Qualified Appraiser or the Appraiser Panel, as applicable, is equal to or greater than Landlord's determination of the Fair Market Value of the Leased Premises, as set forth in the Fair Market Value Notice; and (b) Tenant rescinds the exercise of the Purchase Option; then Tenant shall pay all such costs and fees.

                                 LEASE GUARANTY


                  This LEASE GUARANTY (the "Guaranty"), made as of the 18th day of September, 1998, by BRIGHTPOINT, INC. (the "Guarantor"), in favor of Airtech Parkway Associates, LLC (the "Landlord"), WITNESSES:

                                    RECITALS

                  WHEREAS, Landlord and Brightpoint North America, Inc., an Indiana corporation (the "Tenant") entered into a Lease, dated September 18, 1998 (the "Lease"), with respect to the Building and Improvements to be constructed by Landlord on the Parcel;

                  WHEREAS, Tenant is a wholly-owned subsidiary of Guarantor, and the financial wherewithal of Guarantor may be required to pay and perform the obligations of Tenant under the Lease;

                  WHEREAS, as a condition to entering into the Lease with Tenant, Landlord has required that Guarantor make and deliver this Guaranty with respect to the payment and performance by Tenant of its obligations under the Lease; and

                  WHEREAS, this Guaranty is made by Guarantor for the purpose of fulfilling such condition;

                                   AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows:

                  1. Absolute Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Landlord, and its successors and assigns, the full and prompt payment when due of any and all Rent and the full and prompt performance when due of any and all obligations of Tenant under the Lease (the "Lease Obligations"), together with the full and prompt payment of: (a) any and all claims, liabilities, damages, losses, costs, and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) arising from, or in connection with, any failure of Tenant fully and promptly to pay any Rent or to perform any Lease Obligations; and (b) any and all costs and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) incurred by Landlord to collect or enforce, or in connection with collecting or enforcing, all or any part of the Rent or the Lease Obligations (collectively, together with Rent and the Lease Obligations, the "Liabilities"); such payment or performance to be made by Guarantor upon a Tenant Default. Guarantor hereby further absolutely and unconditionally agrees that Guarantor shall pay to Landlord upon demand any and all reasonable costs and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) incurred by Landlord to enforce, or in connection with enforcing, this Guaranty or to collect, or in connection with collecting, any amounts payable by Guarantor hereunder.

In addition to its other rights and remedies, Landlord shall have the right to obtain an injunction, specific performance and other equitable remedies to enforce payment and performance by Guarantor of the Liabilities. Guarantor shall be released or relieved from its obligations under this Guaranty if, and to the extent that, Tenant is released or relieved from its obligations under the Lease.

                  2. Term of Guaranty. This Guaranty shall: (a) be an absolute and unconditional guaranty; and (b) remain in full force and effect during the entire Lease Term, and thereafter so long as any of the Liabilities remain unsatisfied, even if the Lease has been terminated. Neither an assignment of the Lease nor any subletting of the Leased Premises or any part thereof (whether or not by operation of law) shall release, relieve, compromise, impair, or waive any liability or obligation of Guarantor hereunder; provided that: (a) if: (i) there is a Merger or Asset Sale; and (ii) the Transfer Conditions are satisfied with respect to the Merger or Asset Sale; or (b) if: (i) there is a Stock Sale;
(ii) the Transfer Conditions are satisfied with respect to the Stock Sale; and
(iii) the Purchaser of the stock of Tenant agrees to, and does enter into, a Guaranty

Agreement on the same terms and conditions as this Guaranty; then this Guaranty shall terminate with respect to the payment of Rent and the performance of Lease Obligations that first become due after the Transfer Conditions are satisfied. Notwithstanding any such termination, Guarantor shall remain obligated under this Guaranty with respect to the payment of Rent and the performance of Lease Obligations that first become due before the Transfer Conditions are satisfied. The validity of this Guaranty, and the liabilities and obligations of Guarantor hereunder, shall not be released, relieved, compromised, impaired, waived, or affected by, or as a result of: (a) any action or omission of Landlord with respect to Tenant; (b) any release, compromise, impairment, or waiver of any rights or remedies of Landlord; (c) any delay or omission in the enforcement of any of the rights or remedies of Landlord (whether or not under the Lease); or
(d) any Insolvency Default (whether or not the Lease is terminated as a result of the Insolvency Default or for any other reason).

                  3. Rights of Landlord. From time to time, and without notice to Guarantor, Landlord may: (a) retain or obtain the primary or secondary liability or obligation of any party or parties for, or with respect to, any or all of the Liabilities or any or all of the liabilities or obligations of Guarantor hereunder (the "Other Obligor"); (b) modify, amend, alter, or change the Lease or the Liabilities, or extend or renew the Lease or the Liabilities, for any period (whether or not longer than the original period); (c) release, relieve, compromise, impair, or waive any or all of the Liabilities, the liabilities or obligations of Guarantor hereunder, or the liabilities or obligations of any Other Obligor; (d) release, relieve, compromise, impair, or waive any security interest or lien in any or all property to secure payment or performance of any or all of the Liabilities or of any or all of the liabilities or obligations of Guarantor hereunder (the "Security"), and permit any substitution or exchange for any or all of the Security; and (e) resort to Guarantor for payment or performance of any or all of the Liabilities (whether or not Landlord shall have: (i) resorted to any of the Security; (ii) made a demand on or proceeded against Tenant or any Other Obligor; or (iii) sought or obtained a judgement with respect to any or all of the Liabilities). No such action or omission by Landlord shall affect in any manner whatsoever the liabilities or obligations of Guarantor hereunder. Landlord may apply any amount received by Landlord from Tenant, Guarantor, any Other Obligor, or any other party toward the payment and performance of the Liabilities in such order of application as Landlord may elect from time to time. As amounts become payable hereunder, Landlord may collect and enforce this Guaranty with respect to those amounts, without affecting in any manner whatsoever the liabilities or obligations of Guarantor hereunder with respect to amounts that subsequently may become payable hereunder. Guarantor may enforce this Guaranty even if the full amount payable hereunder at the time of enforcement is not known, and, in the event of such enforcement, Guarantor may collect amounts as they become known until Guarantor has collected the full amount payable hereunder.

                  4. Exercise of Rights. No delay or omission by Landlord in the exercise of any right or remedy shall operate as a waiver thereof, and no final or partial exercise by Landlord of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy. Guarantor hereby expressly waives: (a) any and all notices of the acceptance of this Guaranty; (b) any and all notices of the existence, creation, modification, amendment, alteration, change, extension, or renewal of the Lease, the Liabilities, or any part thereof (whether or not such notice is required to be given to Tenant under the terms and conditions of the Lease); (c) presentment, demand, notice of dishonor, protest, and any and all other notices whatsoever (except for any notices required under the Lease and the requirement of Landlord to make a written demand on Guarantor); (d) any and all benefit of valuation, appraisement, or other exemption laws or rights thereof (whether now or hereafter in force or effect) in the jurisdiction of the court in which Landlord enforces this Guaranty; (e) the invalidity or unenforceability of the Liabilities, or any part thereof; (f) any and all diligence in enforcement, collection, perfection, or protection of, or realization upon: (i) the Liabilities or any part thereof; (ii) any of the liabilities and obligations of Guarantor hereunder; (iii) any of the liabilities or obligations of any Other Obligor; or (iv) any of the Security; (g) any and all rights of subrogation for, or with respect to, any of the liabilities and obligations of Guarantor hereunder, until all of the Liabilities have been satisfied in full; and (h) the right to assert the invalidity or unenforceability of the Lease due to: (i) reorganization, arrangement, bankruptcy, or insolvency; or (ii) any reason other than reorganization, arrangement, bankruptcy, or insolvency, except to the extent that such other reasons could be asserted successfully by Tenant.

                  5. Miscellaneous. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall be governed by the laws of the State of Indiana. This Guaranty shall be enforced in the courts of the State of Indiana or in the federal courts of the United States of America located in the State of Indiana. If any provision of this Guaranty is invalid under, or prohibited by, the laws of the jurisdiction of the court in which Landlord enforces this Guaranty, then the invalid or prohibited provision shall be ineffective to the extent it is invalid or prohibited, and all other provisions of this Guaranty shall remain enforceable. All capitalized terms that are used, but not defined, herein shall have the meanings ascribed to such terms in the Lease. Without notice to Guarantor, Landlord may assign, transfer, or pledge the Lease, the Liabilities, or any part thereof (whether as a final disposition of the Lease, the Liabilities, or any part thereof, as security for liabilities or obligations of Landlord or any other party, or for any other purpose) so long as the assignment, transfer or pledge was made in accordance with the terms and conditions of Section 22 of the Lease, and all assignees, transferees, and pledgees, and their successors and assigns, shall have the full rights of Landlord to enforce this Guaranty and to collect amounts due hereunder so long as the assignment, transfer or pledge was made in accordance with the terms and conditions of Section 22 of the Lease; provided that Landlord may retain unimpaired rights to enforce this Guaranty on behalf of any assignee, transferee, or pledgee, or on its own behalf with respect to any part of the Lease or the Liabilities not assigned, transferred, or pledged.

                  6. Authority. The person executing and delivering this Guaranty on behalf of Guarantor represents and warrants that: (a) he or she fully is empowered by all necessary action to execute and deliver this Guaranty on behalf of Guarantor; and (b) this Guaranty is the valid and binding obligation of Guarantor.

                                      GUARANTOR:

                                      BRIGHTPOINT, INC.

                                      By: /s/ Steven E. Fivel
                                         _____________________________
                                      Printed: Steven E. Fivel
                                              ________________________
                                      Title: Vice President
                                            __________________________

                               COMPLETION GUARANTY

                  This COMPLETION GUARANTY (the "Guaranty"), made as of the 18th day of September, 1998, by MICHAEL G. BROWNING (the "Guarantor"), in favor of BRIGHTPOINT NORTH AMERICA, INC. (the "Tenant"), WITNESSES:

                                    RECITALS

                  WHEREAS, Airtech Parkway Associates, LLC (the "Landlord") and Tenant entered into a Lease, dated September 18, 1998 (the "Lease"), with respect to the Building and Improvements to be constructed by Landlord on the Parcel;

                  WHEREAS, as a condition to entering into the Lease, Tenant has required that Guarantor make and deliver this Guaranty; and

                  WHEREAS, this Guaranty is made by Guarantor for the purpose of fulfilling such condition;

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows:

                  1. Absolute Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Tenant, and its successors and assigns, that, if:
(a) Landlord fails to satisfy the requirements for substantial completion of the Building and Improvements, as set forth in Subsections 6(a), 6(b), 6(c), and 6(d) of the Lease (collectively, the "Completion Requirements"); and (b) such failure is not corrected within any applicable cure periods set forth in the Lease; then, subject to the same terms and conditions as are set forth in Subsection 26(g) of the Lease, Guarantor promptly shall cause the Completion Requirements to be satisfied (the "Construction Obligations"); provided that, notwithstanding anything to the contrary set forth herein, Guarantor shall be released or relieved from the Construction Obligations if, and to the extent that, Landlord is released or relieved from its obligations under the Lease to satisfy the Completion Requirements. Guarantor hereby further absolutely and unconditionally guarantees to Tenant and its successors and assigns the full and prompt payment when due of any Delay Payments that became due and payable under the Lease (the "Payment Obligations"). Guarantor hereby further absolutely and unconditionally agrees that Guarantor shall pay to Tenant upon demand any and all reasonable costs and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) incurred by Tenant to enforce, or in connection with enforcing, this Guaranty (the "Enforcement Costs"). Tenant shall have the right to obtain an injunction, specific performance, or other equitable remedies to enforce the satisfaction by Guarantor of the Construction Obligations; provided that, except for satisfaction of the Payment Obligations, Guarantor shall have no liability to Tenant for any damages, losses, costs, or expenses arising from, or in connection with, any failure of the Construction Obligations to be satisfied.

                  2. Term of Guaranty. This Guaranty shall: (a) be an absolute and unconditional guaranty of satisfaction of the Completion Requirements and the Payment Obligations; and (b) remain in full force and effect until the Substantial Completion Date, when this Guaranty automatically shall terminate; provided that, if the Lease has been terminated before the Substantial Completion Date, then this Guaranty automatically shall terminate simultaneously with the termination of the Lease. Neither a conveyance or transfer of fee title to the Leased Premises, nor an assignment or transfer of the interest of Landlord under the Lease (whether or not by operation of law) shall release, relieve, compromise, impair, or waive any liability or obligation of Guarantor hereunder. Except as provided in Section 1 of this Guaranty, the validity of this Guaranty, and the liabilities and obligations of Guarantor hereunder, shall not be released, relieved, compromised, impaired, waived, or affected by, or as a result of: (a) any action or omission of Tenant with respect to Landlord; (b) any release, compromise, impairment, or waiver of any rights or remedies of Tenant;

or (c) any delay or omission in the enforcement of any of the rights or remedies of Tenant (whether or not under the Lease).

                  3. Rights of Tenant. From time to time, and without notice to Guarantor, Tenant may: (a) retain or obtain the primary or secondary liability or obligation of any party or parties for, or with respect to, satisfaction of any or all of the Completion Requirements or the Construction Obligations (the "Other Obligor"); (b) modify, amend, alter, or change the Lease, or extend or renew the Lease, for any period (whether or not longer than the original period); (c) release, relieve, compromise, impair, or waive satisfaction of any or all of the Completion Requirements or the Construction Obligations, or the liabilities or obligations of any Other Obligor; (d) release, relieve, compromise, impair, or waive any security interest or lien in any or all property to secure satisfaction of any or all of the Completion Requirements or the Construction Obligations (the "Security"), and permit any substitution or exchange for any or all of the Security; and (e) resort to Guarantor for satisfaction of any or all of the Construction Obligations or the Payment Obligations (whether or not Tenant shall have: (i) resorted to any of the Security; (ii) made a demand on or proceeded against Tenant or any Other Obligor; or (iii) sought or obtained a judgement with respect to any or all of the Construction Obligations or the Payment Obligations). No such action or omission by Tenant shall affect in any manner whatsoever the liabilities or obligations of Guarantor hereunder, except as provided in Section 1 of this Guaranty. Tenant may apply any amount received by Tenant as Enforcement Costs in such order of application as Tenant may elect from time to time. As Enforcement Costs become payable hereunder, Tenant may collect and enforce this Guaranty with respect to those Enforcement Costs, without affecting in any manner whatsoever the liabilities or obligations of Guarantor hereunder with respect to Enforcement Costs that subsequently may become payable hereunder.

                  4. Exercise of Rights. No delay or omission by Tenant in the exercise of any right or remedy shall operate as a waiver thereof, and no final or partial exercise by Tenant of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy. Guarantor hereby expressly waives: (a) any and all notices of the acceptance of this Guaranty; (b) any and all notices of the existence, creation, modification, amendment, alteration, change, extension, or renewal of the Lease (whether or not such notice is required to be given by Tenant under the terms and conditions of the Lease); (c) presentment, demand, notice of dishonor, protest, and any and all other notices whatsoever (except for any notices required under the Lease and the requirement of Tenant to make a written demand on Guarantor); (d) any and all benefit of valuation, appraisement, or other exemption laws or rights thereof (whether now or hereafter in force or effect) in the jurisdiction of the court in which Tenant enforces this Guaranty; (e) the invalidity or unenforceability of the Liabilities, or any part thereof; (f) the right to assert the invalidity or unenforceability of the Lease due to: (i) reorganization, arrangement, bankruptcy, or insolvency; or (ii) any reason other than reorganization, arrangement, bankruptcy, or insolvency, except to the extent that such other reasons could be asserted successfully by Landlord; (g) any and all diligence in enforcement, collection, perfection, or protection of, or realization upon: (i) satisfaction of any or all of the Completion Requirements or the Construction Obligations;
(ii) any of the liabilities or obligations of any Other Obligor; or (iii) any of the Security; and (h) any and all rights of subrogation for, or with respect to, any of the liabilities and obligations of Guarantor hereunder until all of the Completion Requirements, Payment Obligations, and Construction Obligations have been satisfied in full.

                  5. Miscellaneous. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall be governed by the laws of the State of Indiana. This Guaranty shall be enforced in the courts of the State of Indiana or in the federal courts of the United States of America located in the State of Indiana. If any provision of this Guaranty is invalid under, or prohibited by, the laws of the jurisdiction of the court in which Tenant enforces this Guaranty, then the invalid or prohibited provision shall be ineffective to the extent it is invalid or prohibited, and all other provisions of this Guaranty shall remain enforceable. All capitalized terms that are used, but not defined, herein shall have the meanings ascribed to such terms in the Lease. If Tenant assigns the Lease, as permitted under Section 14 of the Lease, then, without notice to Guarantor, Tenant may assign this Guaranty and all of the Construction Obligations to the assignee, and the assignee (and, as limited in Subsection 26(f) of the Lease, its successors and assigns) shall have the full rights of Tenant to enforce this Guaranty and to collect amounts due hereunder; provided that Tenant may retain unimpaired rights to enforce this Guaranty on behalf of such assignee.

                  6. Authority. Guarantor represents and warrants that this Guaranty is the valid and binding obligation of Guarantor.

                                          GUARANTOR:


                                          /s/ Michael G. Browning
                                          ---------------------------------
                                          Michael G. Browning

                               CORRECTION GUARANTY


                  This CORRECTION GUARANTY (the "Guaranty"), made as of the 18th day of September, 1998, by BROWNING CONSTRUCTION, INC. (the "Guarantor"), in favor of BRIGHTPOINT NORTH AMERICA, INC. (the "Tenant"), WITNESSES:

                                    RECITALS

                  WHEREAS, Airtech Parkway Associates, LLC (the "Landlord") and Tenant entered into a Lease, dated September 18, 1998 (the "Lease"), with respect to the Building and Improvements to be constructed by Landlord on the Parcel;

                  WHEREAS, Guarantor is the general contractor for construction of the Building and Improvements under a No Lien Construction Agreement, dated September 18, 1998 (the "Construction Agreement");

                  WHEREAS, as a condition to entering into the Lease, Tenant has required that Guarantor make and deliver this Guaranty; and

                  WHEREAS, this Guaranty is made by Guarantor for the purpose of fulfilling such condition;

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows:

                  1. Absolute Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Tenant, and its successors and assigns, that, if:
(a) Landlord fails to correct or complete any Punch-List item, Latent Defect, or Warranty Item, or to enforce any Contractor Warranty, as the case may be; and
(b) such failure is not corrected within any applicable cure periods set forth in the Lease; then, subject to the same terms and conditions as are set forth in Subsection 26(g) of the Lease, Guarantor promptly shall: (a) correct or complete such Punch-List item, Latent Defect, or Warranty Item, or enforce or honor such Contractor Warranty, as the case may be; or (b) in the case of Punch-List items or Latent Defects, cause such Punch-List item or Latent Defect to be corrected by a subcontractor or supplier (the "Correction Obligations"); provided that, notwithstanding anything to the contrary set forth herein, Guarantor shall be released or relieved from the Correction Obligations if, and to the extent that, Landlord is released or relieved from its obligations under the Lease to correct any Punch-List item, Latent Defect, or Warranty Item, or to enforce any Contractor Warranty, as the case may be. Guarantor hereby further absolutely and unconditionally guarantees that, if: (a) Landlord or Guarantor fails to satisfy any of the Correction Obligations; and (b) thereafter Tenant performs that Correction Obligation in accordance with the terms and conditions of Section 20 of the Lease; then Guarantor shall pay to Tenant on demand all reasonable costs and expenses incurred by Tenant to perform that Correction Obligation. Guarantor hereby further absolutely and unconditionally agrees that Guarantor shall pay to Tenant upon demand any and all reasonable costs and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) incurred by Tenant to enforce, or in connection with enforcing, this Guaranty (the "Enforcement Costs"). Tenant shall have the right to: (a) obtain an injunction, specific performance, or other equitable remedies to enforce the satisfaction by Guarantor of the Correction Obligations; and (b) as a third-party beneficiary, to enforce the terms and conditions of the Construction Agreement that the require correction of Punch-List items, Latent Defects, or Warranty Items, or the enforcement of Contractor Warranties, as the case may be. Guarantor also hereby absolutely and unconditionally guarantees to Tenant the payment of any amounts relating to the liability of Guarantor under this Guaranty arising from consequential damages in connection with Guarantor's failure to satisfy any

Correction Obligation within 15 days after the time provided to Landlord to satisfy such Correction Obligation (the "Payment Obligations")

                  2. Term of Guaranty. This Guaranty shall: (a) be an absolute and unconditional guaranty of satisfaction of the Correction Obligations and the Payment Obligations; and (b) remain in full force and effect until the expiration of the Warranty Period, when this Guaranty automatically shall terminate; provided that, if the Lease has been terminated before the expiration of the Warranty Period, then this Guaranty automatically shall terminate simultaneously with the termination of the Lease. Notwithstanding anything to the contrary set forth herein, if, at the expiration of the Warranty Period, the Lease remains in full force and effect, and there are: (a) Punch-List items that have not been corrected or completed; or (b) Latent Defects or Warranty Items that have been identified to Landlord in accordance with the terms and conditions of Section 10 of the Lease and that have not been corrected or completed; then this Guaranty shall remain in force and effect with respect to such Punch-List items, Latent Defects, or Warranty Items, until such Punch-List items, Latent Defects, or Warranty Items are corrected or completed, when this Guaranty automatically shall terminate. Neither a conveyance or transfer of fee title to the Leased Premises, nor an assignment or transfer of the interest of Landlord under the Lease (whether or not by operation of law) shall release, relieve, compromise, impair, or waive any liability or obligation of Guarantor hereunder. Except as provided in Section 1 of this Guaranty, the validity of this Guaranty, and the liabilities and obligations of Guarantor hereunder, shall not be released, relieved, compromised, impaired, waived, or affected by, or as a result of: (a) any action or omission of Tenant with respect to Landlord; (b) any release, compromise, impairment, or waiver of any rights or remedies of Tenant; or (c) any delay or omission in the enforcement of any of the rights or remedies of Tenant (whether or not under the Lease).

                  3. Rights of Tenant. From time to time, and without notice to Guarantor, Tenant may: (a) retain or obtain the primary or secondary liability or obligation of any party or parties for, or with respect to, satisfaction of any or all of the Correction Obligations (the "Other Obligor"); (b) modify, amend, alter, or change the Lease, or extend or renew the Lease, for any period (whether or not longer than the original period); (c) release, relieve, compromise, impair, or waive satisfaction of any or all of the Correction Obligations, or the liabilities or obligations of any Other Obligor; (d) release, relieve, compromise, impair, or waive any security interest or lien in any or all property to secure satisfaction of any or all of the Correction Obligations (the "Security"), and permit any substitution or exchange for any or all of the Security; and (e) resort to Guarantor for satisfaction of any or all of the Correction Obligations (whether or not Tenant shall have: (i) resorted to any of the Security; (ii) made any demand on or proceeded against Landlord or any Other Obligor; or (iii) sought or obtained a judgement with respect to any or all of the Correction Obligations or the Payment Obligations). No such action or omission by Tenant shall affect in any manner whatsoever the liabilities or obligations of Guarantor hereunder, except as provided in Section 1 of this Guaranty. Tenant may apply any amount received by Tenant as Enforcement Costs in such order of application as Tenant may elect from time to time.

As Enforcement Costs become payable hereunder, Tenant may collect and enforce this Guaranty with respect to those Enforcement Costs, without affecting in any manner whatsoever the liabilities or obligations of Guarantor hereunder with respect to Enforcement Costs that subsequently may become payable hereunder.

                  4. Exercise of Rights. No delay or omission by Tenant in the exercise of any right or remedy shall operate as a waiver thereof, and no final or partial exercise by Tenant of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy. Guarantor hereby expressly waives: (a) any and all notices of the acceptance of this Guaranty; (b) any and all notices of the existence, creation, modification, amendment, alteration, change, extension, or renewal of the Lease (whether or not such notice is required to be given by Tenant under the terms and conditions of the Lease); (c) presentment, demand, notice of dishonor, protest, and any and all other notices whatsoever; (d) any and all benefit of valuation, appraisement, or other exemption laws or rights thereof (whether now or hereafter in force or effect) in the jurisdiction of the court in which Tenant enforces this Guaranty; (e) the invalidity or unenforceability of the Correction Obligations or the Payment Obligations; (f) any and all diligence in enforcement, collection, perfection, or protection of, or realization upon: (i) satisfaction of any or all of the Correction Obligations; (ii) any of the liabilities or obligations of any Other Obligor; or (iii) any of the Security; and (g) any and all rights of subrogation for, or with respect to, any of the liabilities and obligations of Guarantor hereunder until all of the Correction Obligations and the Payment Obligations have been satisfied in full, and the Warranty Period has expired.

                  5. Miscellaneous. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall be governed by the laws of the State of Indiana. This Guaranty shall be enforced in the courts of the State of Indiana or in the federal courts of the United States of America located in the State of Indiana. If any provision of this Guaranty is invalid under, or prohibited by, the laws of the jurisdiction of the court in which Tenant enforces this Guaranty, then the invalid or prohibited provision shall be ineffective to the extent it is invalid or prohibited, and all other provisions of this Guaranty shall remain enforceable. All capitalized terms that are used, but not defined, herein shall have the meanings ascribed to such terms in the Lease. If Tenant assigns the Lease, as permitted under Section 14 of the Lease, then, without notice to Guarantor, Tenant may assign this Guaranty and all of the Correction Obligations to the assignee, and the assignee (and, as limited in Subsection 26(f) of the Lease, its successors and assigns) shall have the full rights of Tenant to enforce this Guaranty and to collect amounts due hereunder; provided that Tenant may retain unimpaired rights to enforce this Guaranty on behalf of such assignee. Notwithstanding anything to the contrary set forth herein, once the Landlord originally named herein: (a) conveys fee simple title to the Building and Improvements to another person or entity not controlling, controlled by, or under common control with, the original Landlord; and (b) delivers to Tenant notice of such conveyance; Tenant thereafter shall give and deliver to Guarantor a copy of any notice, statement, invoice, demand, request, or consent given or delivered by Tenant to Landlord with respect to: (a) the correction of any Punch-List item, Latent Defect, or Warranty Item, or the enforcement of any Contractor Warranty, as the case may be; (b) the failure to correct any Punch-List item, Latent Defect, or Warranty Item, or the failure to enforce any Contractor Warranty, as the case may be; or (c) the failure to satisfy any Payment Obligation. Until such a conveyance, and the delivery of such a notice, by the Landlord originally named herein, Guarantor agrees that any notice, statement, invoice, demand, request, or consent given to Landlord pursuant to the terms and conditions of the Lease with respect to any matter covered by this Guaranty shall be deemed to be notice to the Guarantor. Any such notice, statement, invoice, demand, request, or consent shall be: (a) given or delivered to Guarantor in accordance with the terms and conditions of Section 25 of the Lease; and (b) shall be addressed as follows: c/o Browning Investments, Inc., Capital Center North Tower, 251 N. Illinois Street, Suite 200, Indianapolis, Indiana 46204, Attn: James C. Snyder.

                  6. Authority. The person executing and delivering this Guaranty on behalf of Guarantor represents and warrants that: (a) he or she fully is empowered by all necessary action to execute and deliver this Guaranty on behalf of Guarantor; and (b) this Guaranty is the valid and binding obligation of Guarantor.

                             GUARANTOR:

                                      BROWNING CONSTRUCTION, INC.

                                      By: /s/ Michael G. Browning
                                         -----------------------------
                                      Printed: Michael G. Browning
                                              ------------------------
                                      Title: President
                                            --------------------------

                   COMPLETION GUARANTY FOR BUILDING EXPANSION


                  This COMPLETION GUARANTY FOR BUILDING EXPANSION (the "Guaranty"), made as of the 18th day of September, 1998, by MICHAEL G. BROWNING (the "Guarantor"), in favor of BRIGHTPOINT NORTH AMERICA, INC. (the "Tenant"),
WITNESSES:

                                    RECITALS

                  WHEREAS, Airtech Parkway Associates, LLC (the "Landlord") and Tenant entered into a Lease, dated September 18, 1998 (the "Lease"), with respect to the Building and Improvements to be constructed by Landlord on the Parcel;

                  WHEREAS, the Lease includes an option of Tenant to expand the Leased Premises;

                  WHEREAS, as a condition to entering into the Lease, Tenant has required that Guarantor make and deliver this Guaranty; and

                  WHEREAS, this Guaranty is made by Guarantor for the purpose of fulfilling such condition;

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows:

                  1. Absolute Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Tenant, and its successors and assigns, that, if:
(a) Landlord fails to satisfy the requirements for substantial completion of the Building Expansion, as will be set forth in the Expansion Lease (collectively, the "Completion Requirements"); and (b) such failure is not corrected within any applicable cure periods set forth in the Expansion Lease; then, subject to the same terms and conditions as will be set forth in the Expansion Lease, Guarantor promptly shall cause the Completion Requirements to be satisfied (the "Construction Obligations"); provided that, notwithstanding anything to the contrary set forth herein, Guarantor shall be released or relieved from the Construction Obligations if, and to the extent that, Landlord is released or relieved from its obligations under the Expansion Lease to satisfy the Completion Requirements. Guarantor hereby further absolutely and unconditionally guarantees to Tenant and its successors and assigns the full and prompt payment when due of any delay payments that may became due and payable under the Expansion Lease (the "Payment Obligations"). Guarantor hereby further absolutely and unconditionally agrees that Guarantor shall pay to Tenant upon demand any and all reasonable costs and expenses (including, without limitation, attorneys' and paralegals' fees and court costs) incurred by Tenant to enforce, or in connection with enforcing, this Guaranty (the

"Enforcement Costs"). Tenant shall have the right to obtain an injunction, specific performance, or other equitable remedies to enforce the satisfaction by Guarantor of the Construction Obligations; provided that, except for satisfaction of the Payment Obligations, Guarantor shall have no liability to Tenant for any damages, losses, costs, or expenses arising from, or in connection with, any failure of the Construction Obligations to be satisfied.

                  2. Term of Guaranty. This Guaranty shall: (a) be an absolute and unconditional guaranty of satisfaction of the Completion Requirements and the Payment Obligations; and (b) remain in full force and effect until the substantial completion date with respect to the Building Expansion, when this Guaranty automatically shall terminate; provided that, if the Expansion Lease has been terminated before the substantial completion date with respect to the Building Expansion, then this Guaranty automatically shall terminate simultaneously with the termination of the Expansion Lease. Neither a conveyance or transfer of fee title to the Expansion Parcel or the Leased Premises, nor an assignment or transfer of the interest of Landlord under the Expansion Lease (whether or not by operation of law) shall release, relieve, compromise, impair, or waive any liability or obligation of Guarantor hereunder. Except as provided in Section 1 of this Guaranty, the validity of this Guaranty, and the liabilities and obligations of Guarantor hereunder, shall not be released, relieved, compromised, impaired, waived, or affected by, or as a result of: (a) any action or omission of Tenant with respect to Landlord; (b) any release, compromise, impairment, or waiver of any rights or remedies of Tenant; or (c) any delay or omission in the enforcement of any of the rights or remedies of Tenant (whether or not under the Expansion Lease).

                  3. Rights of Tenant. From time to time, and without notice to Guarantor, Tenant may: (a) retain or obtain the primary or secondary liability or obligation of any party or parties for, or with respect to, satisfaction of any or all of the Completion Requirements or the Construction Obligations (the "Other Obligor"); (b) modify, amend, alter, or change the Expansion Lease or the Lease, or extend or renew the Expansion Lease or the Lease, for any period (whether or not longer than the original period); (c) release, relieve, compromise, impair, or waive satisfaction of any or all of the Completion Requirements or the Construction Obligations, or the liabilities or obligations of any Other Obligor; (d) release, relieve, compromise, impair, or waive any security interest or lien in any or all property to secure satisfaction of any or all of the Completion Requirements or the Construction Obligations (the "Security"), and permit any substitution or exchange for any or all of the Security; and (e) resort to Guarantor for satisfaction of any or all of the Construction Obligations or the Payment Obligations (whether or not Tenant shall have: (i) resorted to any of the Security; (ii) made a demand on or proceeded against Tenant or any Other Obligor; or (iii) sought or obtained a judgement with respect to any or all of the Construction Obligations or the Payment Obligations). No such action or omission by Tenant shall affect in any manner whatsoever the liabilities or obligations of Guarantor hereunder, except as provided in Section 1 of this Guaranty. Tenant may apply any amount received by Tenant as Enforcement Costs in such order of application as Tenant may elect from time to time. As Enforcement Costs become payable hereunder, Tenant may collect and enforce this Guaranty with respect to those Enforcement Costs, without affecting in any manner whatsoever the liabilities or obligations of Guarantor hereunder with respect to Enforcement Costs that subsequently may become payable hereunder.

                  4. Exercise of Rights. No delay or omission by Tenant in the exercise of any right or remedy shall operate as a waiver thereof, and no final or partial exercise by Tenant of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy. Guarantor hereby expressly waives: (a) any and all notices of the acceptance of this Guaranty; (b) any and all notices of the existence, creation, modification, amendment, alteration, change, extension, or renewal of the Expansion Lease or the Lease (whether or not such notice is required to be given by Tenant under the terms and conditions of the Expansion Lease or the Lease); (c) presentment, demand, notice of dishonor, protest, and any and all other notices whatsoever (except for except for any notices required under the Expansion Lease or the Lease and the requirement of Tenant to make a written demand on Guarantor); (d) any and all benefit of valuation, appraisement, or other exemption laws or rights thereof (whether now or hereafter in force or effect) in the jurisdiction of the court in which Tenant enforces this Guaranty; (e) the invalidity or unenforceability of the Liabilities, or any part thereof; (f) the right to assert the invalidity or unenforceability of the Expansion Lease or the Lease due to: (i) reorganization, arrangement, bankruptcy, or insolvency; or (ii) any reason other than reorganization, arrangement, bankruptcy, or insolvency, except to the extent that such other reasons could be asserted successfully by Landlord; (g) any and all diligence in enforcement, collection, perfection, or protection of, or realization upon: (i) satisfaction of any or all of the Completion Requirements or the Construction Obligations; (ii) any of the liabilities or obligations of any Other Obligor; or (iii) any of the Security; and (h) any and all rights of subrogation for, or with respect to, any of the liabilities and obligations of Guarantor hereunder until all of the Completion Requirements, Payment Obligations, and Construction Obligations have been satisfied in full.

                  5. Miscellaneous. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall be governed by the laws of the State of Indiana. This Guaranty shall be enforced in the courts of the State of Indiana or in the federal courts of the United States of America located in the State of Indiana. If any provision of this Guaranty is invalid under, or prohibited by, the laws of the jurisdiction of the court in which Tenant enforces this Guaranty, then the invalid or prohibited provision shall be ineffective to the extent it is invalid or prohibited, and all other provisions of this Guaranty shall remain enforceable. All capitalized terms that are used, but not defined, herein shall have the meanings ascribed to such terms in the Lease. If Tenant assigns the Lease, as permitted under Section 14 of the Lease, then, without notice to Guarantor, Tenant may assign this Guaranty and all of the Construction Obligations to the assignee, and the assignee (and, as limited in Subsection 26(f) of the Lease, its successors and assigns) shall have the full rights of Tenant to enforce this Guaranty and to collect amounts due hereunder; provided that Tenant may retain unimpaired rights to enforce this Guaranty on behalf of such assignee.

                  6. Authority. Guarantor represents and warrants that this Guaranty is the valid and binding obligation of Guarantor.

                                 GUARANTOR:

                                     /s/ Michael G. Browning
                                     ----------------------------
                                     Michael G. Browning